UNITED STATES
                       Securities and Exchange Commission
                             Washington, DC. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        X
Post-Effective Amendment No. 11                                                X
and
THE INVESTMENT COMPANY ACT OF 1940                                             X
Amendment No. 11                                                               X


Bullfinch Fund, Inc.
(Exact Name of Registrant as Specified in Charter)
2 Lantern Lane,  Honeoye Falls, NY  14472
(Address of Principal Executive Offices)

716-624-1758
(Registrant's Telephone Number)

Christopher Carosa  2 Lantern Lane  Honeoye Falls, NY 14472
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration.



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It is proposed that this filing will become effective (check appropriate box)
   [x] immediately upon filing pursuant to paragraph (b)
   [ ] on (date) pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)
   [ ] on (date) pursuant to paragraph (a) of rule 485


Calculation of Registration Fees

(i) Aggregate sale price of securities sold during the fiscal year in reliance on rule 24f-2 (from Item 10):

      $142,586

(ii) Aggregate price of shares issued in connection with dividend reinvestment plans (from Item 11, if applicable):

      + 98,887

(iii) Aggregate price of shares redeemed or repurchased during the fiscal year (if applicable)

     +   0

(iv) Aggregate price of shares redeemed or repurchased and previously applied as a reduction to filing fees pursuant to rule 24e-2 (if applicable):

     +   0

(v) Net aggregate price of securities sold and issued during the fiscal year in reliance on rule 24f-2[ line (i), plus line (ii), less line (iii), plus line (iv)] (if applicable)

     83,011

(vi) Multiplier prescribed by Section 6(b) of the Securities Act of 1933 or other applicable law or regulation (see Instruction C.6):

     x  0.000264

(vii)  Fee due [line (i) or line (v) multiplied by line (vii)]:

     $22

                           Cross Reference Sheet


          INFORMATION REQUIRED                     LOCATIONS IN PROSECTUS

Part A: IN A PROSPECTUS
Item 1. Cover Page and Back                        Cover Page and Back Page
Item 2. Risk/Return Summary:                       THE FUND AND ITS INVESTMENT
        Investments, Risks and Performance          OBJECTIVE
Item 3. Risk/Return Summary: Fees Table            FUND EXPENSES
Item 4. Investment Objectives, Principal           ADDITIONAL INFORMATION ABOUT
        Investment Strategies, and Related Risks    INVESTMENT STRATEGIES
Item 5. Management Discussion of the Fund's        SEE PART B
        Performance
Item 6. Management, Organization, and              MANAGEMENT
        Capital Structure
Item 7. Shareholder Information                    PRICING OF SHARES
Item 8. Distribution Arrangements                  NOT APPLICABLE
Item 9. Financial Highlights Information           FINANCIAL HIGHLIGHTS


Part B:  STATEMENT OF ADDITIONAL INFORMATION
Item 10. Cover Page and Table of Contents
Item 11. Fund History
Item 12. Description of the Fund and its Investments and Its Risks
Item 13. Management of the Fund
Item 14. Control Persons and Principal Holders of Securities
Item 15. Investment Advisory and Other Services
Item 16. Brokerage Allocation and Other Practices
Item 17. Capital Stock & Other Securities
Item 18. Purchase, Redemption & Pricing of Shares
Item 19. Taxation of the Fund
Item 20. Underwriters                              Not Applicable
Item 21. Calculation of Performance Data
Item 22. Financial Statements

Part C:  OTHER INFORMATION
Item 23. Exhibits
Item 24. Persons Controlled by/or Under Common Control with the Fund
Item 25. Indemnification
Item 26. Business & Other Connections of the Investment Adviser
Item 27. Principal Underwriters
Item 28. Location of Accounts & Records
Item 29. Management Services                       Not Applicable
Item 30. Undertakings                              Not Applicable

                           BULLFINCH FUND, INC.
                  2 LANTERN LANE, HONOEYE FALLS,  NY 14472
               1-888-BULLFINCH (1-888-285-5346) 716-624-1758



PROSPECTUS                                                  October  30, 2000

The Bullfinch Family of Mutual Funds
The Bullfinch Fund, Inc. (the "Fund") is an open-end non-diversified manage-ment investment company that offers separate series - the Unrestricted Series and the Western New York Series - (individually and collectively known as the "Series"), each a separate investment portfolio having its own investment objective and policies.


Unrestricted Series
The Unrestricted Series seeks conservative long-term growth in capital through a mix of investments consisting primarily of exchange listed and over-the-counter common stocks as well as U.S. government securities maturing within five years.


Western New York Series
The Western New York Series seeks capital appreciation through a mix of investments consisting primarily of exchange-listed and over-the-counter common stocks of companies with an important economic presence in the Greater Western New York Region as well as U.S. government securities maturing within five years.


It is important to note that the Fund's shares are not guaranteed or insured by the FDIC or any other agency of the U.S. government. As with any investment in common stocks, which are subject to wide fluctuations in market value, you could lose money by investing in the Fund.


             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE

THE FUND AND ITS INVESTMENT OBJECTIVE

UNRESTRICTED SERIES -
The Unrestricted Series seeks conservative long-term growth in capital through a mix of investments consisting primarily of exchange listed and over-the-counter common stocks as well as U.S. government securities maturing within five years.

WESTERN NEW YORK SERIES
The Western New York Series seeks capital appreciation through a mix of investments consisting primarily of exchange-listed and over-the-counter common stocks of companies with an important economic presence in the Greater Western New York Region as well as U.S. government securities maturing within five years.


THE FUND'S INVESTMENT STRATEGY

Each Series uses a Value approach in its securities selection process. The Adviser emphasizes fundamental corporate considerations related to the prospects of the issuer and its industry. Depending on its view of their relative attractiveness in light of market and economic conditions, the Adviser will vary the proportions invested among common stocks and U.S. government securities maturing within five years. Assets in the Unrestricted Series may be invested in money market funds for temporary investment.

Each Series is willing to invest in the securities of companies with small, medium and large capitalization. The Adviser classifies and compares potential investments using the following criteria:

       Balance Sheet (emphasizing low debt and sufficient working capital) Income Statement Data (emphasizing at least modest earnings growth) The Company's Current Dividend Policy (emphasizing growth)
       Stock Price (looking for historically low valuations)

The Adviser believes each Series will make the most money by investing in companies with strong financials whose stocks sell at historically low prices. The Adviser uses the above criteria in order to, over long periods of time, increase potential returns and reduce the risk of price declines of the investments of each Series. The Adviser may purchase a particular company's stock with up to 25% of each Series' assets. Each Series' willingness to place a large percentage of its assets in a single stock does distinguish it from most other funds.

Each Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in any Series' objective.

SPECIAL NOTE FOR INVESTORS IN THE WESTERN NEW YORK SERIES: Under normal conditions, the Adviser invests at least 65% of the Fund's total assets in securities of companies with an important economic presence in the Greater Western New York Region of New York. In addition to the equity selection criteria described above, the Adviser may also consider industry diversification, liquidity, and market capitalization. To be eligible for inclusion in the Western New York Series' portfolio, a stock currently must meet the following criteria:

       The stock must be issued either by a company that employs at least fifty persons in the Greater Western New York Region; or
       The stock must be issued by a Company that has a capital investment
           (including annual payroll) in the Greater Western New York Region of greater than $1,000,000; or,
       The stock must be of a Company that maintains its corporate headquarters in the Greater Western New York Region.

The Greater Western New York Region includes the following New York State
Counties: Erie, Niagara, Chautauqua, Cattaraugus, Orleans, Genesee, Wyoming, Allegany, Monroe, Livingston, Steuben, Wayne, Ontario, Yates

RISKS OF THE FUND

Each Series' return, as stock prices generally, may fluctuate within a wide range, so that an investor could lose money. Because each Series invests a higher percentage of assets in fewer holdings than the average stock fund does, each Series is subject to the risk of a price decline or loss due to a change in value of one, or a few of its stockholdings. An additional risk will be from each Series' investments in small and medium capitalization (cap) stocks. Generally, these stocks have higher risks of business failure, lesser liquidity and greater volatility in market price. Due to these factors small and medium cap stocks have greater possibility of price decline or loss as compared to large cap stocks. Since the Fund may hold small, medium and large cap stocks it is riskier than a fund which holds only large cap stocks.

SPECIAL NOTE FOR INVESTORS IN THE WESTERN NEW YORK SERIES: Changes and developments in the economic environment of Western New York State may have a disproportionate effect on the Western New York Series' portfolio.

WHO SHOULD INVEST? Investors who are seeking potential long-term appreciation and are willing to own stocks, in a portfolio, selected and managed by the Fund's investment adviser. Long-term, as determined by management and the investment adviser, is at least five years.

WHO SHOULD NOT INVEST? Investors not willing to accept the risks of owning stocks in a managed portfolio. The Series are not for investors seeking to trade the stock market for short-term fluctuations.

BAR CHART AND PERFORMANCE TABLE
The bar chart and table shown below provide an indication of the risks of investing in the Unrestricted Series of the Western New York Series by showing changes in each Series' performance from year to year over a 3-year period and by showing how each Series' average annual returns for one and three years compare to those of a broad-based securities market index. How each Series has performed in the past is not necessarily an indication of how each Series will perform in the future.

           3.1%
  3.0%      XX
  2.5%      XX
  2.0%      XX
  1.5%      XX
  1.0%      XX                            XX
  0.5%      XX                            XX
                                         0.5%

           1999                         1999
    Unrestricted Series        Western New York Series

For the first three quarters of the year 2000 (ending September 30, 2000), the year-to-date return of the Unrestricted Series was 7.03% and for the Western New York Series was 5.41%. For the Unrestricted Series since inception, the highest return for a quarter was 22.50% while the worst return for a quarter was -14.74%. These returns occurred in quarters ending December 31, 1998 and September 30, 1998, respectively. For the Western New York Series since inception the highest return for a quarter was 12.26% while the worst return for a quarter was -15.98%. These returns occurred in quarters ending June 30, 1999 and September 30, 1998, respectively.

               Average Annual Total Returns for Year Ending December 31, 1999
                                              Since Inception
                        One Year      (July 24, 1997) (December 30, 1997)
Unrestricted Series       3.06%             3.21%
Western New York Series   0.44%                            (5.18%)
Value Line Index*         9.48%             8.98%           7.81%

*The Value Line Index is an unmanaged index of 1,617 common stock prices.



FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                             Unrestricted     Western New York
                                                Series             Series
 Maximum Sales Charge (Load) imposed
        on Purchases                             None               None
 Maximum Deferred Sales Charge (Load)            None               None
 Maximum Sales Charge (Load) imposed
        on Reinvested Dividends                  None               None
 Redemption Fee (as a percentage of
        amount redeemed, if applicable)          None               None
 Exchange Fee                                    None               None
 IRA Trustee Fees**                              None               None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
                                             Unrestricted     Western New York
                                                Series             Series
 Management Fees (before fee waiver)*            1.22%              1.25%
 Distribution [and/or Service](12b-1) Fees       None               None
 Other Expenses*                                 0.80%              3.01%
 Total Annual Fund Operating Expenses
        (before fee waiver)*                     2.02%              4.26%

* The actual expense ratio for each Series was 2.00%. To cap the ratio of each Series at 2.00%, the Manager, per its contract, reimbursed the Unrestricted Series a total of $233 and the Western New York Series a total of $5,332.

** Each IRA with account value of $10,000 or more will not be charged IRA Trustee Fees. IRA's with less than $10,000 may be charged $45 annually for IRA Trustee Fees on the discretion of the Fund's Management or Directors.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in each Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assures you that your investment has a 5% return each year and that Each Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Unrestricted Series
        1 year***       3 years***      5 years***      10 years***
        $  212          $  669          $1,172          $2,668

Western New York Series
        1 year***       3 years***      5 years***      10 years***
        $  447          $1,410          $2,472          $5,626

*** Because the Adviser is contractually obligated to reimburse each Series so to cap the expense ratio at 2%, the actual total cost for 1 year would be $200; for 3 years the cost would be $631; for 5 years the cost would be $1,105; and for 10 years the cost would be $2,516


ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES
AND RISK CONSIDERATIONS

There is no guarantee that the adviser's valuations are accurate. Even when a stock is purchased below its perceived fair value, there may be unforeseen changes in the business which may lead to a decline in value for the stock.

Portfolio Turnover Policy: Neither Series purchases securities for short term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate for each individual Series will not exceed 50%, wherein turnover is computed by dividing the lesser of each individual Series' total purchases or sales of securities within the period by the average monthly portfolio value of each individual Series during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substant-ially exceed 50%; this would only result from special circumstances and not from the normal operations of either Series.

Non-diversification Policy: Each Series is classified as being non-diversified which means that it may invest a relatively high percentage of its assets in the securities of a limited number of issuers. Each Series, therefore, may be more susceptible than a diversified fund to any single economic, political, or regulatory occurrence. The policy of each Series, in the intention of achieving their objective, is, therefore, one of selective investments rather than diversification. Each Series seeks only the required diversification necessary to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code (see the Tax Status Section of this prospectus).

UNRESTRICTED SERIES

Objective & Policies: The investment objective of the Unrestricted Series is to seek conservative long term growth in capital. The Unrestricted Series in-vests primarily in exchange listed and over-the-counter common stocks, and U.S. government obligations maturing within five years. As such, the Unrestricted Series has no current intention to invest in illiquid securities. To the extent feasible, the Adviser will endeavor to emphasize fundamental corporate con-siderations related to the prospects of the issuer and its industry. Depending on its view of their relative attractiveness in light of market and economic conditions, the Adviser will vary the proportions invested among common stocks (see Equity Selection Criteria below) and U.S. government securities maturing within five years. Assets in the Unrestricted Series may be invested in money market funds for temporary investment.

Risk Factors: Risks associated with the Unrestricted Series' performance will be those due to broad market declines and the decline in the price of partic-ular companies held in the Unrestricted Series' portfolio. Because the Unre-stricted Series' investments fluctuate in value, the Unrestricted Series' shares will fluctuate in value. The Adviser seeks to reduce the risk of nega-tive returns while seeking to obtain long term capital growth when it believes valuations and market conditions are favorable. It must be realized, as is true of almost all securities, there can be no assurance that the Unrestricted Series will attain its objective.

The Unrestricted Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in the Unrestricted Series' objective.

Equity Selection Criteria: Criteria used by the Adviser to classify equities includes balance sheet and income statement data, historical pricing valuations and the stock's current dividend policy.

WESTERN NEW YORK SERIES

Objective & Policies: The investment objective of the Western New York Series is to seek capital appreciation through investment in the common stock of companies with an important economic presence in the Greater Western New York Region of New York State. Under normal conditions, the Adviser invests at least 65% of the Fund's total assets in securities of companies with an important economic presence in the Greater Western New York Region of New York (see Equity Selection Criteria below). The Western New York Series invests primarily in exchange listed and over-the-counter common stocks, and U.S. government obligations maturing within five years. These U.S. government obligations will typically be U.S. Treasury Bills and U.S. Treasury Notes which are supported by the full faith and credit of the United States. As such, the Western New York Series has no current intention to invest in illiquid securities. To the extent feasible, the Adviser will endeavor to emphasize fundamental corporate considerations related to the prospects of the issuer and its industry. Depending on its view of their relative attractiveness in light of market and economic conditions, the Adviser will vary the proportions invested among common stocks (see Equity Selection Criteria below) and U.S. government securities maturing within five years. Assets in the Western New York Series may be invested in money market funds for temporary investment.

Risk Factors: Risks associated with the Western New York Series' performance will be those due to broad market declines and the decline in the price of particular companies held in the Western New York Series' portfolio. Changes and developments in the economic environment of Western New York State may have a disproportionate effect on the Western New York Series' portfolio. Because the Western New York Series' investments fluctuate in value, the Western New York Series' shares will fluctuate in value. The Adviser seeks to reduce the risk of negative returns while seeking to obtain capital apprecia-tion when it believes valuations and market conditions are favorable. It must be realized, as is true of almost all securities, there can be no assur-ance that the Western New York Series will attain its objective.

The Western New York Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in the Western New York Series' objective.

Equity Selection Criteria: Criteria used by the Adviser to classify equities includes balance sheet and income statement data, historical pricing valuations and the stock's current dividend policy. The Adviser may also consider industry diversification, liquidity, and market capitalization. To be eligible for inclu-sion in the Western New York Series' portfolio, a stock currently must meet the following criteria: the stock must be issued either by a company that employs at least fifty persons in the Greater Western New York Region, or issued by a Comp-any which has a capital investment (including annual payroll) in the Greater Western New York Region of greater than $1,000,000, or by a Company that main-tains its corporate headquarters in the Greater Western New York Region. The Greater Western New York Region includes the following New York State Counties:
Erie, Niagara, Chautauqua, Cattaraugus, Orleans, Genesee, Wyoming, Allegany, Monroe, Livingston, Steuben, Wayne, Ontario, Yates.


ADDITIONAL INVESTMENT RESTRICTIONS
By-laws of the Fund provide the following fundamental investment restrictions; The Fund may not, except by the approval of a majority of the outstanding shares; i.e. a) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less:

(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.
(b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of se-curities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
(c) Sell securities short.
(d) Invest in securities of other investment companies (other than money market funds for temporary investment) except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary brokers commissions.
(e) Invest 25% or more of its total assets at the time of purchase in any one industry (other than U.S. Government Securities).
(f) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
(g) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
(h) Acquire more than 10% of the securities of any class of another issuer, (other than securities issued or guaranteed by the United States Govern-ment, its agencies or its instrumentalities) treating all preferred secur-ities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
(i) Invest in companies for the purpose of acquiring control.
(j) The Fund may not purchase or retain securities of any issuer if those offi-cers and directors of the Fund or its Investment Adviser owning individual-ly more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
(k) Pledge, mortgage or hypothecate any of its assets.
(l) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
(m) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
(n) Issue senior securities.


INVESTMENT ADVISER

The overall business and affairs of the Fund is managed by the Fund's Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its Investment Adviser and Custodian. The day-to-day operations of the Fund are delegated to the Fund's officers and to Carosa, Stanton & DePaolo Asset Management, LLC (the "Adviser"), 8 East Street Suite 200, Honeoye Falls, New York 14472. Christopher Carosa, President of the Fund and President of the Fund's Investment Adviser, will be primarily responsible for the day-to-day management of the Series' portfolios.

The Board meets regularly four times a year to review Fund progress and status. The Board may convene a special meeting under certain circumstances. In addi-tion, the Board may ask a non-interested Director to perform an independent audit as requested by the Board.

Carosa, Stanton & DePaolo Asset Management, LLC is a New York Limited Liability Company that acts as an Investment Adviser to the Fund. Carosa, Stanton & DePaolo Asset Management, LLC, began accepting private portfolio management clients in February of 1997 and currently manages fourteen portfolios and has nearly five million dollars under management as of October 2000. Christopher Carosa and Gordon R. Stanton established the firm in late 1996 as the principal members & officers and are, respectively, are the President and Vice-President of the Fund. In July 1998, Bradford L. McAdam joined the firm and is a Vice-President of the Fund.

Mr. Carosa has direct responsibility for day to day management of the Series' portfolios. He has a B.S. (Intensive) in Physics and Astronomy from Yale Uni-versity and an MBA in Finance and Marketing from the University of Rochester's William E. Simon Graduate School of Business. He began his career in 1982 with Manning & Napier Advisors, Inc. When he left Manning & Napier in the summer of 1996 to begin writing finance books, he was a Managing Director and member of the Funds Group as well as Executive Vice President and Senior Trust Officer for Exeter Trust Company, an affiliate of Manning & Napier. At the time of his departure, Mr. Carosa was responsible for custody and trust operations for more than 700 accounts with assets approaching $1 billion and he was a member of the Trust and Investment Committee. Mr. Carosa is the author of "Due Diligence: The Individual Trustee's Guide to Selecting and Monitoring a Professional Investment Adviser. He is a well-respected speaker and has written numerous articles Discussing Post-Modern Portfolio Theory.

Mr. Stanton has a B.A. in Architecture from Yale University and an MBA in Finance, Economics and Management for the Stern School of Business. Mr. Stanton, a sales rep at Brown Harris Stevens Residential, has extensive experience working for non-profit organizations. Mr. Carosa & Mr. Stanton had been the members of the management committee of a private investment partner-ship formed in July of 1987. In order to permit other investors to participate in the investment objective of this partnership, in early 1997 the partners voted to convert that partnership into a public no-load mutual fund and formalize Mr. Carosa's and Mr. Stanton's duties by selecting their firm to be investment adviser.

Mr. McAdam holds an MBA in Public Accounting and Management Systemns as well as a B.A. in Economics from Cornell University. He is also a Certified Public Accountant and a Chartered Financial Analyst. Mr. McAdams most recent exper-ience has been as Director of Research for Steven Charles, a registered invest-ment adviser. Before that, he served as a Senior Securities Analyst for Manning & Napier Advisors, Inc.

The Board of Directors include former partners of the private investment part-nership. The Partnership and the Unrestricted Series have a substantially similar or the same investment objective. On September 24, 1997 the Board of Directors of Fund reviewed an Investment Management Agreement with Carosa, Stanton & DePaolo Asset Management, LLC, which was unanimously approved by the Board of Directors. This Agreement will continue on a year to year basis, as amended, provided that approval is voted at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Series, but, in either event, it must also be approved by a majority of the directors of the Fund who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval. Under the Agreement, Carosa, Stanton & DePaolo Asset Manage-ment, LLC will furnish investment advice to the Fund on the basis of a continuous review of the portfolio and recommend when and to what extent securities should be purchased or disposed. The Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series on at least 60 days' written notice to Carosa, Stanton & DePaolo Asset Management, LLC. In the event of its assignment, the Agreement will terminate automatically. Ultimate decisions as to the investment objective and policies are made by the Fund's directors. For these services the Fund has agreed to pay to the Adviser a fee of 1.25% per year on the first million dollars of net assets of each Ser-ies and 1.0% per year on the remaining portion of net assets of each Series.
All fees are computed on the average daily closing net asset value of each Ser-ies and are payable monthly in arrears. The Adviser will forgo sufficient fees to hold the total expenses of each Series to less than 2.0% of the first $10 million in assets and 1.5% of the next $20 million.

For the fiscal year ending June 30, 2000, the Unrestricted Series paid the Adviser a fee of $12,129 and the Adviser reimbursed the Series $233 for a total aggregate fee of $11,966 or 1.22% of the average net assets of the Series. For the fiscal year ending June 30, 2000, the Western New York Series paid the Adviser a fee of $2,983 and the Adviser reimbursed the Series $5,332 for a total aggregate fee of ($2,349) or (0.98)% of the average net assets of the Series.

Pursuant to its contract with the Fund, the Investment Adviser is required to render research, statistical, and Advisory services to the Fund; to make specif-ic recommendations based on each Series' investment requirements; and to pay the salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Adviser. The Fund is responsible for the operat-ing expenses of each Series, including:
       - interest and taxes;
       - brokerage commissions;
       - insurance premiums
       - compensation and expenses of its Directors other than those affiliated with the Adviser;
       - legal and audit expenses;
       - fees and expenses of each Series' Custodian, and Accounting Services Agent, if obtained for any Series from an entity other than the Adviser;
       - expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions;
       - fees and expenses incidental to the registration under federal or state securities laws of the Fund and each Series or its shares;
       - expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of any Series;
       - all other expenses incidental to holding meetings of the shareholders;
       - dues or assessments of or contributions to the Investment Company Institute or any successor; and
       - such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its Officers and Directors.

The Investment Management Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of each Series by placing purchase and sale orders for each Series, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgment, implement the policy of each Series to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of each Series on a continuing basis. The Adviser is also authorized to consider whether a broker provides brokerage and/or research services to each Series and/or other accounts of the Adviser. Information or services may include economic studies, industry studies, stat-istical analyses, corporate reports, or other forms of assistance to each Series or its Adviser. No effort will be made to determine the value of these services or the amount they may reduce expenses of the Adviser or each Series. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid on a monthly basis initially and after the first year of operation at least semiannually.

The Adviser may use its own resources to engage in activities that promote the sale of the Series, including payments to third-parties who provide share-holder support servicing and distribution assistance. Investors may be charged a fee if they effect transactions through a broker or agent.

LEGAL PROCEEDINGS
As of the date of this prospectus, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

CAPITALIZATION
Description of Common Stock: The authorized capitalization of the Fund consists of 10,000,000 shares of common stock of $0.01 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conver-sion or pre-emptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.
Voting Rights: Each holder of common stock has one vote for each share held and fractional shares will have an equivalent fractional vote. Voting rights are non-cumulative.

PRICING OF SHARES
The net asset value of the Series' shares is determined as of the close of busi-ness of the New York Stock Exchange (the "Exchange") on each business day of which that Exchange is open. The Exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The price is determined by dividing the val-ue of its securities, plus any cash and other assets less all liabilities, ex-cluding capital surplus, by the number of shares outstanding.

Securities traded on national securities exchanges or the NASDAQ National Market System are valued at the closing prices of the securities on these exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices.

Short term paper (debt obligations that mature in less than 60 days) is valued at amortized cost which approximates market value. Other assets are valued at fair value as determined in good faith by the Board of Directors.

PURCHASE OF SHARES AND REINVESTMENTS
The offering price of the shares offered by the Fund for any Series is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption "PRICING OF SHARES" in this Prospectus. The Series reserves the right at its sole dis-cretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interests of the Fund.

Payment may be made by wire. A purchase order will be effective as of the day the check is received by the Fund if the Fund receives the check before the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. If payment is made by wire, the purchase order will be effective the day payment is received by the Series' custodian. The purchase price of shares of any Series is the net asset value determined on the day the purchase order is effective.

The shares of any Series may be purchased in exchange for securities to be included in that Series, subject to the Adviser's determination that these securities are acceptable. Securities accepted in an exchange will be valued using the same valuation method the Series uses to value portfolio securities. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the prop-erty of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer. Shares issued in exchanged for securities will be priced at the net asset value calculated on the day of exchange.

The day of exchange will be the day the securities are received by the Fund if the Fund receives the securities before the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. If the transfer is made by electronic delivery, the day of exchange will be the day the securities are received by the Series' custodian.

The Adviser will not accept securities in exchange for shares of the Series unless (1) such securities would normally qualify for purchase by the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and
(3) the Series is able to value the securities in a manner consistent with the valuation method the Series uses to value portfolio securities.

Initial Investments: Initial purchase of shares of the Series may be made on-ly by application submitted to the Fund. For the convenience of investors, a Share Purchase Application form is provided with this Prospectus. The minimum initial purchase of shares is $2,500 ($500 for IRAs). Less may be accepted under special circumstances.

Subsequent Purchases: Subsequent purchases may be made by check or readily available funds and may be made in writing (including an electronic trans-mission) or by telephone. Shareholders wishing to make subsequent purchases by telephone must first elect the privilege by writing to the Fund. The minimum subsequent purchase is $250 ($50 for IRAs), but less may be accepted under special circumstances.

Exchanges Between Series: To purchase shares by exchanging from another Series, please call the Bullfinch Fund shareholder services at 1-888-BULLFINCH (1-888-285-5346) for instructions. Your exchange will be based on the closing net asset value per share next determined after your purchase order is effective. There is no charge for exchanges between Series. Generally, an exchange between Series is a taxable event. State securities laws may restrict your ability to make exchanges. The Fund reserves the right to temporarily or permanently term-inate the exchange privilege for any shareholder who makes an excessive number of exchanges between Series. Anything greater than 3 exchanges within six months will be considered excessive. You will receive advance written notice that the Fund intends to limit your use of the exchange privilege. The Fund also re-serves the right to terminate or modify the exchange privilege at any time upon 30 days advance written notice or to refuse any exchange request.

Re-Investments: The Fund will automatically retain and reinvest dividends and capital gains distributions in fractional shares and use same for the pur-chase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. A shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividend and/ or capital gains distributions, if any, to such shareholder in cash.

Fractional Shares: Fractional shares may be purchased. The Fund will maintain an account for each shareholder of shares for which no certificates have been issued.

INDIVIDUAL RETIREMENT ACCOUNTS
You may purchase shares for an individual retirement accounts ("IRA") including Roth IRA's, SEP's, and Simple IRA's. IRA investments are available for the following:
      - Regular contributions
      - Rollover of certain employer sponsored pension and profit-sharing plan distributions.
      - Transfers from other IRA's
All assets are automatically invested in Fund shares, including all dividends and distributions paid on Fund shares within an IRA. There is an annual fee of $45.00 charged by the IRA Trustee, Delaware Charter Guarantee and Trust Co.
The Fund will pay the annual fee for accounts with a value of at least $10,000. Accounts below $5,000 in market value may be charged the $45.00 fee. This will be decided on an annual basis by the Fund's President or Directors. When the Fund pays the annual fees it will be part of the IRA expenses for the Fund. If the fees are charged to the IRA owners then the owner will have the option Of paying the fee directly or have the fee charged to their IRA.

PENSION, PROFIT SHARING AND 401-K PLANS
Purchases of Fund shares through a business' retirement plans are available to the owners, officers and employees who participate in the retirement plans. The accounts will be registered under the name and tax identification of the pension, profit sharing and/or 401K plans.

REDEMPTION OF SHARES
The Fund will redeem all or any part of the shares of any shareholder who sends a letter requesting redemption to the Fund at its address as it appears on this Prospectus (if certificates have not been issued) or certifi-cates with respect to shares for which certificates have been issued. In either case, proper endorsements guaranteed either by a national bank or a member firm of the New York Stock Exchange will be required. The Fund will waive the sig-nature guarantee requirement should the shareholder personally deliver the letter requesting redemption to the Fund at its address as it appears on this Prospectus and provides two valid forms of identification including a valid driver's license or a major credit card. The redemption price is the net asset value per share next determined after the order is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.

Payment by the Fund will ordinarily be made within three business days after tender of a valid redemption request. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days if:
      - The New York Stock Exchange is closed for other than customary weekend or holiday closings,
      - Trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission
      - The Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable.
      - Other extraordinary events which may restrict the Fund from selling its securities or distributing its liquid assets.
The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind.

TAX STATUS
Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amend-ed, the Fund, by paying out substantially all of its investment income and rea-lized capital gains, and by satisfying certain other requirements, will be relieved of federal income tax on the amounts distributed to shareholders.

Distribution of any net long-term capital gains realized by the Series will be taxable to the shareholder as long term capital gains, regardless of the length of time Series shares have been held by the investor. All income realized by the Series, including short term capital gains, will be taxable to the share-holder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such divi-dends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Portfolio Turnover Policy: Neither Series purchases securities for short term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate for each individual Series will not exceed 50%, wherein turnover is computed by dividing the lesser of each individual Series' total purchases or sales of securities within the period by the average monthly portfolio value of each individual Series during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substant-ially exceed 50%; this would only result from special circumstances and not from the normal operations of either Series.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Series' financial performance for the past 3 years (including that portion of the year ending June 30, 1998 when each Series was in operation). Certain information results for a single Series share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in each Series (assuming reinvestment of all dividends & distributions). This information has been audited by Bonadio & Co., LLP, whose report, along with the Fund's financial statements, are included in the SAI or annual report, which is available upon request.
                                               Unrestricted Series
                   For the years ending:    6/30/00  6/30/99 6/30/98*

Net asset value, beginning of period*       $ 11.35    10.99   11.00
Income from investment operations
   Net investment income (loss)             $  0.03    (0.01)   0.00
   Net gains or (losses) on securities
   both realized and unrealized             $  1.07     0.40    0.04
                                          ----------------------------
Total from investment operations            $ 12.45    11.38   11.04
Less distributions
   Dividends (from net investment income)   $ (0.03)   (0.00)  (0.05)
   Distributions (from capital gains)       $ (1.10)   (0.03)  (0.00)
                                          ----------------------------
Net asset value, end of period              $ 11.32    11.35   10.99
                                          ============================
Total return                                   9.49%    3.53%   0.39%**

Net assets, end of period                 $1,087,653  914,048  750,819


Ratio of expenses to average net assets        2.00%   2.00%   2.00%
Ratio of net income to average assets         (0.30)% (0.20)%  0.00%**
Portfolio turnover rate                       47.3%   40.7%    0.0%
Average commission per share                $ 0.04     0.04   0.57

* The Inception Date for the Unrestricted Series was July 24,1997. ** Annualized From Inception for the Series.

                                           Western New York Series
                   For the years ending:  6/30/00  6/30/99  6/30/98*

Net asset value, beginning of period*     $  9.25   10.45   10.12
Income from investment operations
   Net investment income (loss)           $  0.00  (0.05)   0.02
   Net gains or (losses) on securities
   both realized and unrealized           $  0.56   (1.15)   0.32
                                          --------------------------
Total from investment operations          $  9.81    9.25   10.46
Less distributions
   Dividends (from net investment income) $  0.00   (0.00)  (0.01)
   Distributions (from capital gains)     $  0.00   (0.00)  (0.00)
                                          --------------------------
Net asset value, end of period            $  9.81    9.25   10.45
                                          ==========================
Total return                                 6.05% (11.48)%  6.74%**

Net assets, end of period                 $254,598  242,204  176,230


Ratio of expenses to average net assets      2.00%   2.00%   2.00%
Ratio of net income to average assets       (0.00)% (0.40)%  0.04%**
Portfolio turnover rate                      23.5%  13.9%    0.0%
Average commission per share                $ 0.09   0.09    0.20

* The Inception Date for the Western New York Series was December 30, 1997. ** Annualized From Inception for the Series.


THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

ANNUAL AND SPECIAL MEETINGS
The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

REPORTS TO SHAREHOLDERS
The Fund sends all shareholders annual reports containing audited financial statements and other periodic reports, at least semiannually, containing unau-dited financial statements. The Fund will also send account statements to each shareholder at least quarterly.

TRANSFER AGENT
The Fund acts as its own transfer agent.

CUSTODIAN
Charles Schwab & Co., Inc.
The Schwab Building
101 Montgomery Building,
San Francisco, CA 94104

IRA TRUSTEE
Delaware Charter Guarantee & Trust Co.
P.O. Box 8963
Wilmington, DE 19899

INDEPENDENT AUDITORS
Bonadio & Co., LLP,
Certified Public Accountants
171 Sully's Trail
Pittsford, NY 14534

BULLFINCH FUND SHARE PURCHASE APPLICATION

A) Please fill out one of the following four types of accounts:

1) Individual Accounts  ****

   ______________________  __  ____________________      ______________________
           First Name      MI       Last Name            Social Security Number

2) Joint Accounts     ****

   ______________________  __  ____________________      ______________________
          First Name       MI        Last Name           Social Security Number

   ______________________  __  _____________________    _______________________
          First Name       MI        Last Name           Social Security Number

3) Custodial Accounts ****

   ______________________  __  ____________________
   Custodian's First Name  MI   Custodian's Last Name

   ______________________  __  ____________________      ______________________
     Minor's First Name    MI    Minor's Last Name                Minor's
                                                         Social Security Number
4) All Other Accounts  ****

       ___________________________________________   __________________________
                      Name of account.                Tax Identification Number

       ___________________________________________
          (Use this second line if you need it)


B) Biographical and other information about the new account:

Full Address:
             Number & Street __________________________________________________

             City__________________________  St____  Zip_______________________


Citizen of____________________  Home Phone_____________  Bus Phone_____________


Dividend Direction (check one): Reinvest all distributions____  Pay in Cash____


Signature of Owner, Trustee or Custodian:    __________________________________

Signature of Joint Owner (if joint account): __________________________________

     Please make check payable to:     BULLFINCH FUND, INC.
                                       2 Lantern Lane, Honeoye Falls, NY  14472
Amount of Investment Attached:
      Unrestricted Series $______________ (Minimum initial purchase $2,500) Western New York Series $______________ (Minimum initial purchase $2,500)
       All applications are accepted in New York and under New York laws.

FORM W-9
(March 1994)
Department of Treasury
Internal Revenue Service


                          PAYER'S REQUEST FOR TAXPAYER
                             IDENTIFICATION NUMBER


Name as shown on account (if joint account, give name corresponding to TIN)

_________________________________________________


Street Address

_________________________________________________


City, State & Zip Code

_________________________________________________







Part 1.-  Taxpayer Identification Number            Part 2. - Backup Withholding

Social Security Number ______________________       Check if you are NOT subject
                                                    to  backup withholding under
or                                                  the  provisions  of  section
                                                    3406(a) (1) (C) of  the  In-
Employer ID Number     ______________________       ternal Revenue Code ________







Certification - Under the penalty  of perjury, I certify  that the  information provided on this form is true, correct and complete.


Signature ___________________________________       Date _______________________

PROSPECTUS
BULLFINCH  FUND, INC.
2 Lantern Lane
Honeoye Falls, NY 14472

1-888-BULLFINCH
(1-888-285-5346)

October  30, 2000

Unrestricted Series
Western New York Series

      TABLE OF CONTENTS                                       PAGE
The Fund and its investment objective                           2
The Fund's investment strategy                                  2
Risks of the Fund                                               2
Who should invest?                                              3
Who should not invest?                                          3
Yearly returns                                                  3
Fees and Fund expenses                                          3
Additional information about investment strategies
 and risk considerations                                        3
Non-diversification policy                                      4
Additional investment restrictions                              5
Management                                                      6
Investment adviser                                              6
Officers and directors of the Fund                              7
Legal proceedings                                               7
Capitalization                                                  8
Voting rights                                                   8
Pricing of shares                                               8
Purchase of shares and reinvestment                             8
Initial investment                                              8
Subsequent purchase                                             8
Reinvestment                                                    8
Fractional shares                                               9
Individual Retirement Accounts IRA's                            9
Pension, Profit-Sharing, 401-k plans                            9
Redemption of shares                                            9
Tax status                                                     10
Portfolio turnover policy                                      10
Financial highlights                                           10
Annual and special meetings                                    11
Reports to shareholders                                        11
Transfer Agent                                                 11
Custodian                                                      11
IRA trustee                                                    11
Independent auditors                                           11
Application                                                    11
Form W-9                                                       12

PROSPECTUS
BULLFINCH  FUND, INC.
2 Lantern Lane
Honeoye Falls, NY 14472

1-888-BULLFINCH
(1-888-285-5346)

October  30, 2000

Why You Should Read This Prospectus and How to Obtain Additional Information? This Prospectus should be held for future reference. It is provided in order to help you decide if the Fund is the proper investment for you. The risks, objectives and strategies of each Series of the Bullfinch Fund are explained within this prospectus. Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-6009. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-6009.
You may also obtain additional information about the Fund by calling or writing the Fund at the address or phone numbers provided at the top of this page.


INVESTMENT ADVISER
CAROSA, STANTON & DEPAOLO ASSET MANAGEMENT, LLC
8 East Street, Suite 200
Honeoye Falls, NY 14472
716-234-2080


SEC File Number For the Bullfinch Fund is 811-08191.

                               BULLFINCH  FUND, INC.

                                 2 Lantern Lane
                            Honeoye Falls, NY   14472
                                  716-624-1758




                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                              October 30, 2000


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's current prospectus dated October 30, 2000. To obtain the Prospectus, please write the Fund or call the either of the telephone number that are shown above and on the prior page.

TABLE OF CONTENTS
TABLE OF CONTENTS
Fund History.........................................................2
 How It All Began....................................................2
 How We Got Our Name.................................................2
 The Story of the Western New York Series............................2
Description of the Fund and Its Investments and Risks................2
 Objective...........................................................2
 Security Selection Criteria.........................................2
More on Risks of Specific Strategies of the Fund.....................2
 (a)U.S. Government and Agency Bonds.................................2
 (b)Special Situations...............................................3
 (c)Foreign Securities...............................................3
General Risks of the Fund............................................3
 Portfolio Turnover Policy...........................................4
 Non-diversification Policy..........................................4
Additional Fund Policies.............................................4
Management of the Fund...............................................5
 Compensation of Directors and Officers..............................5
Principal Holders of Shares..........................................6
 Major Shareholders..................................................6
 Management Ownership................................................6
Investment Adviser...................................................6
 Advisory Fees.......................................................7
Brokerage............................................................7
Capitalization.......................................................8
 Voting Rights.......................................................8
Purchase of Shares and Reinvestment..................................8
 Initial Investment..................................................8
 Subsequent Purchases................................................9
 Reinvestment........................................................9
 Fractional Shares...................................................9
Pricing of Shares....................................................9
Tax Status...........................................................9
 IRA................................................................10
 SEP IRA............................................................10
 Roth IRA...........................................................10
Calculation of Performance Data.....................................10
Financial Statements................................................11

Objective, Policies & Risk Factors
  Objective and Policies ..............2
Trading Costs .........................2
Tax Status ............................2
Officers and Directors of the Fund ....4
Calculation of Performance Data .......5
Auditor's Report ......................5
Financial Reports .....................6

FUND HISTORY
The Bullfinch Fund (also referred to as the "Fund") was incorporated under the laws of the State of Maryland on January 29, 1997. The Fund offers separate series of units of beneficial interest ("shares"). This Pros-pectus relates to the Unrestricted Series and the Western New York Series. The Fund's business office is in Honeoye Falls, NY: mail may be addressed to 2 Lantern Lane, Honeoye Falls, NY 14472.

HOW IT ALL BEGAN
In the placid summer of 1987, during their annual 4th of July party, several Yale classmates agreed to begin an investment partnership. Over the course of ten years, the partners were pleased with their investment results, but unable to determine how to become comfortable allowing new partners in. After the two managing partners (Christopher Carosa and Gordon Stanton) established their investment advisory firm in 1996, the remaining partners agreed to dissolve the partnership and provide the seed money for what would become the Unrestricted Series of the Bullfinch Family of No-Load Mutual Funds. The seed money was collected in February 1997 and the Fund became effective on July 24, 1997.

HOW WE GOT OUR NAME
The most common question we get is "How did we get our name?" When we initially filed our application with the SEC, we used the working name "Bulldog Fund." While this allowed us to state our investment style as being "Bullish on Dog stocks," the name can be more accurately attributed to Yale's mascot. It was a good working name but too sophomoric for our tastes (although we did like its contrarian connotations.) Sticking with the key phrase "Bull," the directors hit the dictionary and eventually came upon the word "Bullfinch." The word is the name of a type of bird common in Europe but also in North America. It had the right air about it and we decided to use it. Months later, when searching the internet for references to the word, we discovered there Tokyo had an annual Bullfinch Festival. According to Japanese legend, the bullfinch was a mythological creature that turned bad things into good. A bit more convoluted than saying "We're bullish on dog stocks," but it retains the same idea.

THE STORY OF THE WESTERN NEW YORK SERIES
Mr. Carosa is a native of Buffalo, NY, a fact his classmates thought somehow could be used to make fun of him (usually by referring to the play of the city's professional football team). It also irked him that the national media continually refers to his hometown as part of the rust belt. (Ironically, when the New York Times wrote a story about the Western New York Series shortly after its inception, it couldn't help but mention rusting steel mill, dilapidated grain elevators and chicken wings. Oh yea, it ended the piece - which was in the Sunday Business Section - with the tongue-in-cheek "Go Bills." Mr. Carosa long felt the best way to silence these critics was to create a mutual fund that would shed a more positive light on the region. Originally, Fund management wished to get the Unrestricted Series up and running first and then provide seed capital for a new Western New York Series. As fate would have it, Anthony DePaolo, whom Mr. Carosa had met through his previous employer, had collected what would become the seed capital for the Western New York Series. The Western New York Series became effective on December 30, 1997.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
Objective: The Bullfinch Fund, Inc. (the "Fund") is an open-end non-diversified management investment company that offers separate series - the Unrestricted Series and the Western New York Series - (individually and collectively known as the "Series"), each a separate investment portfolio having its own investment objective and policies.

Unrestricted Series
The Unrestricted Series seeks conservative long-term growth in capital through a mix of investments consisting primarily of exchange listed and over-the-counter common stocks as well as U.S. government securities maturing within five years.

Western New York Series
The Western New York Series seeks capital appreciation through a mix of investments consisting primarily of exchange-listed and over-the-counter common stocks of companies with an important economic presence in the Greater Western New York Region as well as U.S. government securities maturing within five years.

Equity Selection Criteria: Criteria used by the Adviser to classify equities includes balance sheet and income statement data, historical pricing valuations and the stock's current dividend policy. The Adviser may also consider industry diversification, liquidity, and market capitalization. To be eligible for inclu-sion in the Western New York Series' portfolio, a stock currently must meet the following criteria: the stock must be issued either by a company that employs at least fifty persons in the Greater Western New York Region, or issued by a Comp-any which has a capital investment (including annual payroll) in the Greater Western New York Region of greater than $1,000,000, or by a Company that main-tains its corporate headquarters in the Greater Western New York Region. The Greater Western New York Region includes the following New York State Counties:
Erie, Niagara, Chautauqua, Cattaraugus, Orleans, Genesee, Wyoming, Allegany, Monroe, Livingston, Steuben, Wayne, Ontario, Yates.

MORE ON RISKS OF SPECIFIC STRATEGIES OF THE FUND:
Objective & Policies: From time to time any Series may hold warrants, preferred stock or convertible debt it may have received as a result of a corporate action related to one of its then current holdings. No Series has any intention of exceeding 5% in any of these types of securities.

TRADING COSTS
Carosa, Stanton & DePaolo seeks brokers from which it feels it can achieve the best price and execution for each individual transaction for all its clients. Should more than one broker be capable of providing best price and execution, other factors may be considered in the selection of the broker. These factors can include commission, research and operational expediency. There may be an increased cost on OTC trades if the adviser chooses to execute such trades on any agency basis (i.e., not to trade through a market-maker in any particular security). These costs include the mark-ups by the market-maker on the OTC securities, which are in addition to the commissions paid to the agent broker-dealer. A market-maker may mark-up (down) a security for which it makes a market, which is a cost that will be incurred in addition to the agency commissions assessed by the executing broker.

GENERAL RISKS OF THE FUND:
Each Series' return, as stock prices generally, may fluctuate within a wide range, so that an investor could lose money over a period of time. Since each Series invests a higher percentage of assets in fewer holdings than the average stock fund does, each Series is subject to the risk of underperformance, due to weakness in one or a few of its stocks.

Risks associated with each Series' performance will be those due to broad market declines and business risks from difficulties which occur to particular companies while in each Series' portfolio. It must be realized, as is true of almost all securities, there can be no assurance that either Series will obtain its ongoing objective of capital appreciation.

Portfolio Turnover Policy: Neither Series purchases securities for short term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate for each individual Series will not exceed 50%, wherein turnover is computed by dividing the lesser of each individual Series' total purchases or sales of securities within the period by the average monthly portfolio value of each individual Series during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substant-ially exceed 50%; this would only result from special circumstances and not from the normal operations of either Series.

Non-diversification Policy: Each Series is classified as being non-diversified which means that it may invest a relatively high percentage of its assets in the securities of a limited number of issuers. Each Series, therefore, may be more susceptible than a diversified fund to any single economic, political, or regulatory occurrence. The policy of each Series, in the intention of achieving their objective, is, therefore, one of selective investments rather than diversification. Each Series seeks only the required diversification necessary to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code (see the Tax Status Section of this prospectus).

ADDITIONAL FUND POLICIES
By-laws of the Fund provide the following fundamental investment restrictions; The Fund may not, except by the approval of a majority of the outstanding shares; i.e. a) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less:

(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.
(b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of se-curities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
(c) Sell securities short.
(d) Invest in securities of other investment companies (other than money market funds for temporary investment) except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary brokers commissions.
(e) Invest 25% or more of its total assets at the time of purchase in any one industry (other than U.S. Government Securities).
(f) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
(g) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
(h) Acquire more than 10% of the securities of any class of another issuer, (other than securities issued or guaranteed by the United States Govern-ment, its agencies or its instrumentalities) treating all preferred secur-ities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
(i) Invest in companies for the purpose of acquiring control.
(j) The Fund may not purchase or retain securities of any issuer if those offi-cers and directors of the Fund or its Investment Adviser owning individual-ly more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
(k) Pledge, mortgage or hypothecate any of its assets.
(l) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
(m) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
(n) Issue senior securities.


MANAGEMENT OF THE FUND
Officers and Directors of the Fund: The following list shows the officers and directors with their ages, addresses, positions at the Fund, principal occupations during the past five years, and their compensation from the Fund:

OFFICERS AND DIRECTORS OF THE FUND
Officers and Directors of the Fund, together with their addresses, principal occupations during the past five years are:

                          Principal Occupation                  Compensation &
Name                Age   Past Five Years                       Director's Fees

Christopher Carosa*  40   President, Treasurer, Bullfinch Fund  $     0.00
 (Chairman of the Board)  President, Carosa, Stanton & DePaolo
 (Director)               Honeoye Falls, NY

Gordon Stanton*      41   Vice-President, Bullfinch Fund        $     0.00
 (Director)               Vice-President, Carosa, Stanton & DePaolo
                          New York, NY
                          Sales Rep, Brown Harris Stevens Residential
                          New York, NY

William E.J. Martin  40   Construction Project Mgr/Estimator    $   400.00
 (Director)               ECI General Contractors, Inc.
                          Seattle, WA

Thomas Midney        40   Dir. of Operations, Electrocal        $   400.00
 (Director)               South Windsor, CT

Michael J. Morris    40   Dir. of Pricing, United HealthCare    $   400.00
 (Director)               Hartford, CT

Michael W. Reynolds  40   Vice President, Quinlan & Co., Inc.   $   400.00
 (Director)               Buffalo, NY

Anthony R. DePaolo   51   Vice-President, Bullfinch Fund        $     0.00
                          Vice-President and Managing Director
                          Carosa, Stanton & DePaolo
                          Clarence, NY
                          National Sales Director, Mobius Corporation
                          Research Triangle Park, NC

Bradford L. McAdam   43   Vice-President, Bullfinch Fund        $     0.00
                          Vice-President, Director of Research
                          Carosa, Stanton & DePaolo
                          Honeoye Falls, NY

Betsy K. Carosa*     40   Secretary, Bullfinch Fund, Inc.       $     0.00
                          Honeoye Falls, NY

COMPENSATION TABLE
                 Aggregate   Pension or   Estimated      Total
Name, Position   Compens     Retirement   Annual         Compensation
                 ation From  Benefits     Benefits Upon  From Registrant
                 Registrant  Accrued As   Retirement     And Fund Complex
                             Part of Fund                Paid to
                             Expenses                    Directors
Christopher        $   0       N/A           N/A         $   0
Carosa*, Director
Gordon R.          $   0       N/A           N/A         $   0
Stanton*, Director
William E.J.       $ 400       N/A           N/A         $ 400
Martin, Director
Thomas             $ 400       N/A           N/A         $ 400
Midney, Director
Michael J.         $ 400       N/A           N/A         $ 400
Morris, Director
Michael W.         $   0       N/A           N/A         $ 400
Reynolds**, Director

* Director of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940.

** Mr. Reynolds became a director as of October 21, 2000; thus has yet to receive any compensation.

COMPENSATION OF DIRECTORS AND OFFICERS
Each unaffiliated director was paid $400 in shares of the Bullfinch Fund Unrestricted Series in 2000. The Fund intends to pay at least $400 to the directors in shares of the Unrestricted Series or the Western New York Series in 2001. The exact amount will be determined later. A total of $0 has been paid in 2000 to officers and directors of the Fund to compensate for travel expenses associated with their Fund duties. The Fund does not compensate its officers and directors that are affiliated with the Investment Adviser except as they may benefit through payment of the Advisory fee.

PRINCIPAL HOLDERS OF SECURITIES
Major Shareholders: As of October 30, 2000, shareholders on record who own 5% or more of the outstanding shares of the Fund are as follows:

Unrestricted Series
Name                    Address                            Percentage ownership
C. Carosa               Honeoye Falls, New York                           5.11%
G. Stanton              New York City, New York                           7.21%
Ceiling Pro of WNY      Hamburg, New York                                12.81%
L. Pusateri P/S         East Amherst, New York                            5.95%
I. Burke                Rochester, New York                              15.42%
B. McAdam               Churchville, New York                             5.37%
J. Hartney              Clarence, New York                                6.86%
J. Lojacono             Kenmore, New York                                 5.11%
A. Ryan-Sammons         Rochester, New York                               8.34%

Western New York Series
Name                    Address                             Percentage ownership
J. Hartney              Clarence, New York                                61.69%
A. DePaolo              Clarence, New York                                 7.38%
L. Pusateri P/S         East Amherst, New York                            12.58%

Management Ownership: Officers and directors of the Fund and their ownership of the Fund, as of October 30, 2000, are as follows:

                         Unrestricted Series            Western New York Series
Name                     Shares       Percentage        Shares       Percentage

Christopher Carosa*      7,114.782**  6.55%               484.068**  1.67%
 (Chairman, Director)

Gordon Stanton*          7,831.233    7.21%                 0.000    0.00%
 (Director)

William E.J. Martin        632.318    0.58%                 0.000    0.00%
 (Director)

Thomas Midney              910.770    0.84%                 0.000    0.00%
 (Director)

Michael J. Morris        3,376.627    3.11%                 0.000    0.00%
 (Director)

Michael W. Reynolds          0.000    0.00%                 0.000    0.00%
 (Director)

Anthony R. DePaolo*          0.000    0.00%             2,142.706    7.38%
 (Vice-President)

Bradford L. McAdam*     5,833.339     5.37%                 0.000    0.00%
 (Vice-President)

Betsy K. Carosa*        7,114.782**   6.55%               484.068**  1.67%
 (Secretary)

* Director of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940.

** Christopher and Betsy Carosa own 5,995.592 shares jointly in the Unrestrict -ed Series, 484.068 jointly in the Western New York Series, and 1,423.815 in the Unrestricted Series in Betsy's IRA.

INVESTMENT ADVISER
Carosa, Stanton & DePaolo Asset Management, LLC
8 East Street, Suite 200
Honeoye Falls, NY  14472

Carosa, Stanton & DePaolo Asset Management, LLC is a New York Limited Liability Company that acts as an Investment Adviser to the Fund. Carosa, Stanton & DePaolo Asset Management, LLC, began accepting private portfolio management clients in February of 1997 and currently manages ten portfolios and has more than five million dollars under management as of October 2000. Christopher Carosa and Gordon R. Stanton established the firm in late 1996 as the principal members & officers and are, respectively, are the President and Vice-President of the Fund. In July 1998, Bradford L. McAdam joined the firm and is a Vice-President of the Fund.

On September 24, 1997 the Board of
Directors of Fund reviewed an Investment Management Agreement with Carosa, Stanton & DePaolo Asset Management, LLC, which was unanimously approved by the Board of Directors. This Agreement will continue on a year to year basis, as amended, provided that approval is voted at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Series, but, in either event, it must also be approved by a majority of the directors of the Fund who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval. Under the Agreement, Carosa, Stanton & DePaolo Asset Manage-ment, LLC will furnish investment advice to the Fund on the basis of a continuous review of the portfolio and recommend when and to what extent securities should be purchased or disposed. The Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series on at least 60 days' written notice to Carosa, Stanton & DePaolo Asset Management, LLC. In the event of its assignment, the Agreement will terminate automatically. Ultimate decisions as to the investment objective and policies are made by the Fund's directors. For these services the Fund has agreed to pay to the Adviser a fee of 1.25% per year on the first million dollars of net assets of each Ser-ies and 1.0% per year on the remaining portion of net assets of each Series.
All fees are computed on the average daily closing net asset value of each Ser-ies and are payable monthly in arrears. The Adviser will forgo sufficient fees to hold the total expenses of each Series to less than 2.0% of the first $10 million in assets and 1.5% of the next $20 million.

Pursuant to its contract with the Fund, the Investment Adviser is required to render research, statistical, and Advisory services to the Fund; to make specif-ic recommendations based on each Series' investment requirements; and to pay the salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Adviser. The Fund is responsible for the operat-ing expenses of each Series, including:
       - interest and taxes;
       - brokerage commissions;
       - insurance premiums
       - compensation and expenses of its Directors other than those affiliated with the Adviser;
       - legal and audit expenses;
       - fees and expenses of each Series' Custodian, and Accounting Services Agent, if obtained for any Series from an entity other than the Adviser;
       - expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions;
       - fees and expenses incidental to the registration under federal or state securities laws of the Fund and each Series or its shares;
       - expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of any Series;
       - all other expenses incidental to holding meetings of the shareholders;
       - dues or assessments of or contributions to the Investment Company Institute or any successor; and
       - such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its Officers and Directors.

Advisory Fees: The advisory fees to the current adviser, for the last three years, are as follows:

     UNRESTRICTED SERIES                WESTERN NEW YORK SERIES
     ADVISORY    AMOUNT           NET   ADVISORY    AMOUNT           NET
YEAR      FEE    WAIVED  ADVISORY FEE        FEE    WAIVED  ADVISORY FEE
1998  $ 6,599   $ 3,303       $ 3,296    $ 1,214   $ 3,016      ($ 1,802)
1999  $ 8,102   $ 1,479       $ 6,623    $ 2,042   $ 5,924      ($ 3,882)
2000  $12,199   $   233       $11,966    $ 2,983   $ 5,332      ($ 2,349)

BROKERAGE
The Investment Management Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of each Series by placing purchase and sale orders for each Series, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgment, implement the policy of each Series to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of each Series on a continuing basis. The Adviser is also authorized to consider whether a broker provides brokerage and/or research services to each Series and/or other accounts of the Adviser. Information or services may include economic studies, industry studies, stat-istical analyses, corporate reports, or other forms of assistance to each Series or its Adviser. No effort will be made to determine the value of these services or the amount they may reduce expenses of the Adviser or each Series. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid on a monthly basis initially and after the first year of operation at least semiannually.

CAPITALIZATION
Description of Common Stock: The authorized capitalization of the Fund consists of 10,000,000 shares of common stock of $0.01 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conver-sion or pre-emptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.

Voting Rights: Each holder of common stock has one vote for each share held and fractional shares will have an equivalent fractional vote. Voting rights are non-cumulative.

PURCHASE OF SHARES AND REINVESTMENTS
The offering price of the shares offered by the Fund for any Series is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption "PRICING OF SHARES" in this Prospectus. The Series reserves the right at its sole dis-cretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interests of the Fund.

Payment may be made by wire. A purchase order will be effective as of the day the check is received by the Fund if the Fund receives the check before the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. If payment is made by wire, the purchase order will be effective the day payment is received by the Series' custodian. The purchase price of shares of any Series is the net asset value determined on the day the purchase order is effective.

The shares of any Series may be purchased in exchange for securities to be included in that Series, subject to the Adviser's determination that these securities are acceptable. Securities accepted in an exchange will be valued using the same valuation method the Series uses to value portfolio securities. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the prop-erty of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer. Shares issued in exchanged for securities will be priced at the net asset value calculated on the day of exchange.

The day of exchange will be the day the securities are received by the Fund if the Fund receives the securities before the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. If the transfer is made by electronic delivery, the day of exchange will be the day the securities are received by the Series' custodian.

The Adviser will not accept securities in exchange for shares of the Series unless (1) such securities would normally qualify for purchase by the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and
(3) the Series is able to value the securities in a manner consistent with the valuation method the Series uses to value portfolio securities.

Initial Investments: Initial purchase of shares of the Series may be made on-ly by application submitted to the Fund. For the convenience of investors, a Share Purchase Application form is provided with this Prospectus. The minimum initial purchase of shares is $2,500 ($500 for IRAs). Less may be accepted under special circumstances.

Subsequent Purchases: Subsequent purchases may be made by check or readily available funds and may be made in writing (including an electronic trans-mission) or by telephone. Shareholders wishing to make subsequent purchases by telephone must first elect the privilege by writing to the Fund. The minimum subsequent purchase is $250 ($50 for IRAs), but less may be accepted under special circumstances.

Exchanges Between Series: To purchase shares by exchanging from another Series, please call the Bullfinch Fund shareholder services at 1-888-BULLFINCH (1-888-285-5346) for instructions. Your exchange will be based on the closing net asset value per share next determined after your purchase order is effective. There is no charge for exchanges between Series. Generally, an exchange between Series is a taxable event. State securities laws may restrict your ability to make exchanges. The Fund reserves the right to temporarily or permanently term-inate the exchange privilege for any shareholder who makes an excessive number of exchanges between Series. Anything greater than 3 exchanges within six months will be considered excessive. You will receive advance written notice that the Fund intends to limit your use of the exchange privilege. The Fund also re-serves the right to terminate or modify the exchange privilege at any time upon 30 days advance written notice or to refuse any exchange request.

Re-Investments: The Fund will automatically retain and reinvest dividends and capital gains distributions in fractional shares and use same for the pur-chase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. A shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividend and/ or capital gains distributions, if any, to such shareholder in cash.

Fractional Shares: Fractional shares may be purchased. The Fund will maintain an account for each shareholder of shares for which no certificates have been issued.

PRICING OF SHARES
The net asset value of the Series' shares is determined as of the close of busi-ness of the New York Stock Exchange (the "Exchange") on each business day of which that Exchange is open. The Exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The price is determined by dividing the val-ue of its securities, plus any cash and other assets less all liabilities, ex-cluding capital surplus, by the number of shares outstanding.

Securities traded on national securities exchanges or the NASDAQ National Market System are valued at the closing prices of the securities on these exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices.

Short term paper (debt obligations that mature in less than 60 days) is valued at amortized cost which approximates market value. Other assets are valued at fair value as determined in good faith by the Board of Directors.

TAX STATUS
Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amend-ed, the Series, by paying out substantially all of its investment income and realized capital gains, and by satisfying certain other requirements has been and intends to continue to be relieved of federal income tax on the amounts di-stributed to shareholders.

Distribution of any net long term capital gains realized by the Series will be taxable to the shareholder as long term capital gains, regardless of the length of time Series shares have been held by the investor. All income realized by the Series, including short term capital gains, will be taxable to the share-holder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such divi-dends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Federal Tax Treatment of Dividends and Distributions
The following is only a summary of certain additional tax considerations generally affecting the Series and its shareholders that are not described in the Series' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Series or its shareholders, and the discussion here and in the Series' Prospectus is not intended as a substitute for careful tax planning.

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as Regulated Investment Company
As a regulated investment company ("RIC") under Subchapter M of the Code, the Series is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (generally, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement each Series must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or from other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income") and derive less than 30% of its gross income from the sale or other disposition of stocks, securities and certain other investments held for less than three months including foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Series' principal business of investing in stock or securities or options and futures with respect to stocks or securities (the so-called "Short-Short Gain Rule"). Moreover, at the close of each quarter of its taxable year, at least 50% of the value of the Series' assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of other issuers (as to which the Series has not invested more than 5% of the value of its total assets in any one issuer and as to which the Series does not hold more than 10% of the outstanding voting securities of any one issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than Government securities and securities of other RICs), or in two or more issuers which the Series controls and which are engaged in the same, similar or related trades or businesses (the "Asset Diversification Test").

Individual Retirement Account: Persons who earn compensation and are not active participants (and who do not have a spouse who is an active participant) in an employer maintained retirement plan may establish Individual Retirement Accounts
(IRA) using Fund shares. Annual contributions, limited to the lesser of $2,000 or 100% of compensation, are tax deductible from gross income. This IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes within certain specified limits. All individuals may make nondeductible IRA contributions to separate accounts to the extent that they are not eligible for a deductible contribution.

Earnings within the IRA are reinvested and are tax-deferred until withdrawals begin. The maximum annual contribution may be increased to $4,000 if you have a spouse who earns no compensation during the taxable year. A separate and independent Spousal IRA must be maintained. You may begin to make non-penalty withdrawals as early as age 59 1/2 or as late as age 70 1/2. In the event of death or disability, withdrawals may be made before age 59 1/2 without penalty.

Simplified Employee Pension: Employers may use the Fund to establish Simplified Employee Pension (SEP) IRA's for each qualifying employee. Deductible contributions may be made by the employer through a SEP IRA, which meets the requirements of section 408(k) of the code. An employer may contribute up to the lesser of 15% of your calendar year compensation or $22,500.

Roth IRA: Individuals may use the Fund for contributions to a Roth IRA. Contributions to a Roth IRA are not deductible and are limited to the same amounts allowable for regular IRA's. In addition there are income limitations that must be met in order to contribute to a Roth IRA. However, all withdrawals from a Roth IRA are not included in income if it is a "qualified distribution". Qualified distributions are to be made no sooner than the fifth tax year after the year the Roth IRA contribution is made, and the individual must be age 59.5, or for the events of death, disability or first home purchase (maximum $10,000).

U.S. Treasury Regulations require a Disclosure Statement. This Statement describes the general provisions of the IRA and is forwarded to all prospective IRA's. The Fund will pay the setup fees charged by the trustee. There is an annual fee of $45.00 charged by the IRA Trustee, Delaware Charter Guarantee and Trust Co. The Fund will pay the annual fee for accounts with a value of at least $10,000. Accounts below $10,000 in market value may be charged the $45.00 fee. This will be decided on an annual basis by the Fund's President or Directors. When the Fund pays the annual fees it will be part of the IRA expenses for the Fund. If the fees are charged to the IRA owners then the owner will have the option of paying the fee directly or have the fee charged to their IRA. All IRA's may be revoked within seven days of their establishment with no penalty.

CALCULATION OF PERFORMANCE DATA
The Fund's average annual total returns are calculated using the following
formula:                             n
                                P(1+T) =ERV
                WHERE:
                P    = a hypothetical initial payment of $1,000
                T    = average annual total return
                n    = number of years
                ERV  = ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).





                              BONADIO & CO, LLP
                        Certified Public Accountants
                             171 Sully's Trail
                            Pittsford, NY 14534
                                 716-381-1000
                               Fax 716-381-3131

                          INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Bullfinch Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Unrestricted Series (a series within Bullfinch Fund, Inc.), including the schedule of investments in securities, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights and related ratios/supplemental data for the years ended June 30, 2000, 1999 and 1998. These financial statements and financial highlights and related ratios/supplemental data are the responsibility of the Fund's management. Our responsibility is to express an opinion on these statements and the financial highlights and related ratios/supplemental data based on our audits.

We conducted our audits in accordance with generally accepted auditing stand-ards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights and related ratios/supplemental data are free of material mis-statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures includ-ed confirmation of securities owned as of June 30,2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights and related ratios/supplemental data referred to above present fairly, in all material respects, the financial position of the Unrestricted Series (a series within Bullfinch Fund, Inc.) as of June 30, 2000, and the results of its operations, the change in its net assets and the financial highlights and related ratios/supplemental data for the years ended June 30, 2000, 1999 and 1998 in conformity with generally accepted accounting principles.

BONADIO & CO., LLP
Pittsford, New York
August 4, 2000

                             UNRESTRICTED SERIES
                    (A SERIES WITHIN BULLFINCH FUND, INC.)
                      STATEMENT OF ASSETS AND LIABILITIES
                                JUNE 30, 2000

ASSETS

Investments in securities, at fair value,
 identified cost $1,019,460                            $ 1,061,710

Cash                                                        27,310

Accrued interest and dividends                               2,459

Prepaid expenses                                             1,370

Due from Investment Adviser                                    258

Organization expenses, net of accumulated
 amortization of $2,420                                        918
                                                          --------
Total assets                                             1,094,025
                                                          ========
LIABILITIES
Accounts payable                                             6,372
                                                          --------

NET ASSETS
Net assets (equivalent to $11.32
 based on 96,072.588 shares of stock outstanding)      $ 1,087,653
                                                         =========

COMPOSITION OF NET ASSETS
   Shares of common stock                              $ 1,070,555

   Accumulated net investment loss                         (25,152)

   Net unrealized appreciation
   of investments                                           42,250
                                                         ---------

Net assets at June 30, 2000                             $ 1,087,653
                                                         ==========

        The accompanying notes are an integral part of these statements.

                                UNRESTRICTED SERIES
                        (A SERIES WITHIN BULLFINCH FUND, INC.)
                        SCHEDULE OF INVESTMENTS IN SECURITIES
                                  JUNE 30, 2000

                                               Historical
Common Stocks - 100%                Shares           Cost          Value
   Computer software - 7.7%
      Network Associates, Inc.       1,500         46,921         30,562
      Synopsis, Inc.                   800         33,580         27,650
      Veramark Tech, Inc.            6,200         40,091         23,638
                                                 ---------       --------
                                                  120,592         81,850
   Utilities - 6.5%
      Empire District Electric Co.   1,250         21,665         27,578
      Hawaiian Electric              1,250         41,040         41,016
                                                ---------       --------
                                                   62,705         68,594
   Medical Products and Supplies - 5.7%
      Dentsply Intl, Inc.            1,350         30,400         41,597
      Mentor Corporation               700         17,963         19,031
                                                 ---------       --------
                                                   48,363         60,628
   Pharmaceuticals - 3.6%
      Covance,Inc.                   4,300         46,242         37,894

   Retail - General - 6.5%
      Dollar General Corporation     1,952         26,304         38,064
      Family Dollar Stores, Inc.     1,600         25,748         31,300
                                                 ---------       --------
                                                   52,052         69,364
   Retail - Specialty - 3.1%
      Lowes Companies, Inc.            800         33,330         32,850

   Cosmetics - 0.4%
      Helen of Troy, Ltd.              750          7,272          4,195

   Electrical Equipment - 3.2%
      Baldor Electric Company        1,850         36,962         34,456

   Shoes and Leather - 2.4%
      Wolverine World Wide           2,600         44,582         25,675

   Banking and Finance - 8.9%
      Fiserv, Inc.                   1,700         37,319         73,525
      National City Corp.            1,200         28,461         20,475
                                                  --------       --------
                                                   65,780         94,000
   Tobacco Products - 4.6%
      Phillip Morris                 1,850         40,459         49,141

   Instruments - 2.6%
      Checkpoint Systems, Inc.       3,700         32,717         27,750

   Leisure and Recreational - 11.6%
      Hasbro, Inc.                   1,400         25,726         21,087
      International Game Technology  1,600         29,749         42,400
      Mattel, Inc.                   4,550         52,852         60,003
                                                  --------       --------
                                                  108,327        123,490

   Computers - Hardware - 8.0%
      Compaq Computer Corp.          1,200         30,036         30,675
      Dell Computer Corp.            1,100         39,625         54,244
                                                  --------       --------
                                                   69,661         84,919

   Electronics Components - 2.7%
      Park Electrochemical Corp.       800         20,771         28,850

   Real Estate and Related - 1.7%
      First American Financial       1,250         21,869         17,891

   Commercial Services - 1.5%
      Paychex, Inc.                    375          6,050         15,750

   Office Equipment - 8.1%
      Diebold, Inc.                  1,650         41,068         45,994
      Xerox Corporation              1,900         51,149         39,425
                                                  --------       --------
                                                   92,217         85,419

   Telecommunications Equipment - 2.5%
      Motorola, Inc.                   900         26,917         26,156

   Telecommunications Services - 7.7%
      AT&T Corporation               1,000         33,030         31,625
      Worldcom, Inc.                 1,100         41,421         50,463
                                                  --------       --------
                                                   74,451         82,088



   Foods and Beverages - 0.8%
      Pepsico Incorporated             200          6,975         8,887


   Entertainment - 0.2%
      Walt Disney Holding Co.           48          1,166          1,863

                                                ---------      ---------
TOTAL COMMON STOCKS                           $ 1,019,460    $ 1,061,710
                                                =========      =========


        The accompanying notes are an integral part of these statements.

                              UNRESTRICTED SERIES
                     (A SERIES WITHIN BULLFINCH FUND, INC.)
                           STATEMENTS OF OPERATIONS
                   FOR THE YEARS ENDED JUNE 30, 2000, 1999 AND 1998

                                                 2000       1999          1998
INVESTMENT INCOME:
   Dividends                                  $ 22,196  $  10,720    $   8,559
   Interest                                          -      2,990        5,301
                                              --------  ---------    ---------
                                                22,196     13,710       13,860


EXPENSES:
   Management Fees                              12,199      8,102        6,599
   Reimbursement of Management Fees               (258)    (1,479)      (3,303)
   Legal and Professional                        4,000      3,750        3,000
   Directors' Fee                                  600        600          900
   Amortization                                    581        581          814
   Fidelity Bond                                   491        520          689
   Taxes                                           350        502          637
   Registration Fees                               960      1,246          676
   Bank Service Charges                            535        917          404
   Dues and Subscriptions                           88        144          110
                                              --------------------------------
                                                19,546     14,883       10,526
                                              --------------------------------
Investment income(loss) - net                    2,650     (1,173)       3,334
                                              --------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS:
 Realized gain (loss) from
    securities transactions                     95,873    (21,740)        18
 Unrealized appreciation (depreciation)
    during the period                          (10,427)    48,330     (3,930)
                                              -------------------------------
Net gain (loss) on investments                  85,446     26,590     (3,912)
                                              --------------------------------

INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  $ 88,096    $25,417     $ (578)
                                              ================================

        The accompanying notes are an integral part of these statements.


                              UNRESTRICTED SERIES
                    (A SERIES WITHIN BULLFINCH FUND, INC.)
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED JUNE 30, 2000,1999 AND 1998


                                                 2000        1999        1998
INCREASE IN NET ASSETS FROM OPERATIONS:
   Investment income (loss) - net              $ 2,650   $ (1,173)   $ 3,334
   Net realized gains (loss) from
     securities transactions                    95,873    (21,740)        18
   Net change in unrealized appreciation
   of investments                              (10,427)    48,330     (3,930)
                                              -------------------------------
Increase (decrease) in net assets
     from operations                            88,096      25,417      (578)


CAPITAL SHARE TRANSACTIONS:
  Sales (11,736.574; 33,858.650; and
  73,972.543 shares)                           140,586      363,607   832,796
  Redemptions (4,763.031; 21,814.254;
     and 17,275.449 shares)                    (55,077)    (225,795) (202,999)
                                              -------------------------------
       Total capital share transactions         85,509      137,812   629,797
                                              -------------------------------
       Increase in net assets                  173,605      163,229   629,219


NET ASSETS:
   Beginning of period                         914,048      750,819   121,600
                                              -------------------------------
   End of period                            $1,087,653    $ 914,048 $ 750,819
                                              ===============================

        The accompanying notes are an integral part of these statements.

                              UNRESTRICTED SERIES
                     (A SERIES WITHIN BULLFINCH FUND, INC.)
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000


(1)   The Organization

      The Unrestricted Series (the "Series") is a series of the Bullfinch
      Fund, Inc. (the "Fund"), which was organized as a corporation in Mary-land on January 29, 1997, and commenced operations on February 1, 1997. The Fund had no operations prior to February 1, 1997 other than matters relating to its organization and registration as an open-end, non-divers-ified management investment company under the Investment Company Act of 1940, and its registration of securities under the Securities Act of 1933. On February 1, 1997, the Series sold 11,247.184 shares of common stock ("initial shares") to its initial, joint tenant investors.

      The investment objective of the Series is to seek conservative long-term growth in capital. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

(2)   Summary of Significant Accounting Policies

      Cash -

      Cash consists of amounts deposited in money market accounts and is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

      Security Valuation -

      The Series records its investments at fair value.

      Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market sec-urities are valued at amortized cost which approximates market value.

      Federal Income Taxes -

      For federal income tax purposes, the Series expects to continue to qualify as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gains) to its shareholders and complying with other requirements for regulated investment companies. Therefore, no provision for income taxes is required.

      Organization Expenses -

      Organization expenses are being amortized over a 60-month period.

      The Series' initial shareholders have agreed that if any of the initial shares are redeemed during the first 60 months of the Series' operations by any holder thereof, the proceeds of the redemption will be reduced by the pro rata share of the unamortized organization expenses as of the date of the redemption. The pro rata share by which the redemption proceeds shall be reduced shall be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of the redemption.

      Distributions to Shareholders -

      The Series has distributed its net investment income and net realized capital gains to its shareholders on June 28, 2000, December 29,1998, and June 30,1998 in the form of stock dividends equal to 8,561.674, 172.798,and 297.096 shares of stock.

      Other -

      The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determin-ing gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

      Estimates -

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


(3)   Investments

      For the year ended June 30, 2000, the Series purchased $745,095 of common stock. During the same period, the Series sold $462,049 of common stock.

      For the year ended June 30, 1999, the Series purchased $317,227 of common stock. During the same period, the Series sold $100,392 of U.S. Government obligations and $195,720 of common stock.

      For the year ended June 30, 1998, the Series purchased $50,455 of U.S. Government obligations and $485,826 of common stock. During the same per-iod, the Series sold $29 of common stock.

      At June 30, 2000, the gross unrealized appreciation for all securities totaled $149,794 and the gross unrealized depreciation for all securities totaled $107,544, or a net unrealized appreciation of $42,250. The aggre-gate cost of securities for federal income tax purposes at June 30, 2000 was $1,019,460.

      At June 30, 1999, the gross unrealized appreciation for all securities totaled $134,100 and the gross unrealized depreciation for all securities totaled $81,423, or a net unrealized appreciation of $52,677. The aggre-gate cost of securities for federal income tax purposes at June 30, 1999 was $640,542.

      At June 30, 1998, the gross unrealized appreciation for all securities totaled $62,102 and the gross unrealized depreciation for all securities totaled $57,755, or a net unrealized appreciation of $4,347. The aggre-gate cost of securities for federal income tax purposes at June 30, 1998 was $641,167.



(4)   Investment Advisory Agreement

      Carosa, Stanton & DePaolo Asset Management, LLC serves as investment advisor to the Fund pursuant to an investment advisory agreement which was approved by the Fund's board of directors. Carosa, Stanton & DePaolo Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment advisory agreement provides that Carosa, Stanton & DePaolo Asset Management, LLC, subject to the supervision and approval of the Fund's board of directors, is responsible for the day-to-day management of the Series' portfolio which includes selecting the investments and handling its business affairs.

      As compensation for its services to the Fund, the investment advisor re-ceives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees will be reduced by any sub-transfer agent fees incurred by the Fund.

      Carosa, Stanton & DePaolo Asset Management, LLC has agreed to forego sufficient investment advisory fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.


(5)   Capital Share Transactions

      The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. Each share has equal dividend, distribution and liquid-ation rights. Transactions in capital stock of the Series were as follows:

                                                    Shares          Amount

      Balance at  7/1/1997                      11,325.987     $   112,471
                                                ----------     -----------

      Shares sold during 1998                   73,972.543         832,796
      Shares redeemed during 1998              (17,275.449)       (202,999)
      Shares issued in 6/30/98 stock dividend      297.096               -
                                                ----------     -----------
                                                56,994.190         629,797
                                                ----------     -----------

      Shares sold during 1999                   33,858.650         363,607
      Shares redeemed during 1999              (21,814.254)       (225,795)
      Shares issued in 12/29/98 stock dividend     172.798               -
                                                ----------     -----------
                                                12,217.194         137,812
                                                ----------     -----------

      Shares sold during 2000                   11,736.574         140,586
      Shares redeemed during 2000              ( 4,763.031)       ( 55,077)
      Shares issued in 6/28/00 stock dividend    8,561.674               -
                                                ----------     -----------
                                                15,535.217          85,509
                                                ----------     -----------

                                                96,072.588     $   965,589
                                                ==========     ===========




                            UNRESTRICTED SERIES
                    (A SERIES WITHIN BULLFINCH FUND, INC.)
                    FINANCIAL HIGHLIGHTS AND RELATED RATIOS/
                   SUPPLEMENTAL DATA FOR A SHARE OUTSTANDING
                  FOR THE YEARS ENDED JUNE 30, 2000, 1999 AND 1998


                                                 2000      1999       1998
NET ASSET VALUE, beginning of period          $ 11.35   $ 10.99    $ 10.74
                                              ------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                         .03     (0.01)       -

    Net gain on securities both realized
      and unrealized                             1.07       .40        .30
                                              ------------------------------
                                                 1.10       .39        .30
                                              ------------------------------
STOCK DIVIDEND                                  (1.13)     (.03)      (.05)
                                              ------------------------------
NET ASSET VALUE, end of period                $  11.32   $ 11.35    $ 10.99
                                              ==============================

NET ASSETS, end of period                    $1,087,653 $ 914,048  $ 750,819
                                              ==============================


                                              Actual    Actual      Actual
RATIO OF EXPENSES TO AVERAGE NET ASSETS         2.0%      2.0%        2.0%

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            0.3%     (0.2%)       0.6%
PORTFOLIO TURNOVER RATE                        47.3%     40.7%          -



        The accompanying notes are an integral part of these statements.

                               BONADIO & CO, LLP
                          Certified Public Accountants
                             171 Sully's Trail
                             Pittsford, NY 14534
                                  716-381-1000
                                Fax 716-381-3131

                          INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Bullfinch Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Western New York Series (a series within Bullfinch Fund, Inc.), including the schedule of investments in securities, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights and related ratios/supplemental data for the years ended June 30, 2000 and 1999 and for the period from inception (September 29, 1997) to June 30, 1998. These financial statements and financial highlights and related ratios/supplemental data are the responsibility of the Fund's management. Our responsibility is to express an opinion on these statements and the financial highlights and related ratios/supplemental data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights and related ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, the financial highlights and related ratios/supplemental data referred to above present fairly, in all material respects, the financial position of the Western New York Series (a series within Bullfinch Fund, Inc.) as of June 30, 2000, and the results of its operations, the change in its net assets and the financial highlights and related ratios/supplemental data for the years ended June 30,2000 and June 30, 1999, and for the period from inception (September 29, 1997) to June 30, 1998, in conformity with generally accepted accounting principles.

BONADIO & CO., LLP
Pittsford, New York
August 4, 2000

                             WESTERN NEW YORK SERIES
                    (A SERIES WITHIN BULLFINCH FUND, INC.)
                      STATEMENT OF ASSETS AND LIABILITIES
                                JUNE 30, 2000

ASSETS

Investments in securities, at fair value,
 identified cost $ 251,757                               $ 251,646

Cash                                                         1,161

Accrued interest and dividends                                 356

Prepaid expenses                                               901

Due from Investment Adviser                                  5,306

Organization expenses, net of accumulated
 amortization of $1,878                                      1,461
                                                          --------
Total assets                                               260,831
                                                          ========
LIABILITIES
Accounts payable                                             6,233
                                                          --------


NET ASSETS
Net assets (equivalent to $9.81 per share
 based on 25,941.445 shares of stock outstanding)       $  254,598
                                                         =========

COMPOSITION OF NET ASSETS
   Shares of common stock                               $  258,577

   Accumulated net investment loss                          (3,868)

   Net unrealized depreciation on investments                 (111)
                                                         ----------

Net assets at June 30, 2000                             $  254,598
                                                         ==========

        The accompanying notes are an integral part of these statements.

                             WESTERN NEW YORK SERIES
                        (A SERIES WITHIN BULLFINCH FUND, INC.)
                         SCHEDULE OF INVESTMENTS IN SECURITIES
                                  JUNE 30, 2000

                                               Historical
Common Stocks - 100%               Shares           Cost          Value
   Electrical Equipment - 12.3%
      PSC, Inc.                      1,950     $   18,587      $  15,844
      ACME Electric Corporation      1,750          9,171         15,094
                                                ---------       --------
                                                   27,758         30,938
   Computer Hardware - 9.1%
      Compaq Computer Corp.            250          6,280          6,391
      Dell Computer Corp.              250          9,009         12,328
      Performance Technologies, Inc.   500          5,408          4,250
                                                ---------       --------
                                                   20,697         22,969
   Steel - 3.4%
      Bethlehem Steel Corporation      450          3,552          1,603
      Gibraltar Steel Corporation      500          8,975          7,000
                                                ---------       --------
                                                   12,527          8,603
   Real Estate and Related - 4.5%
      Sovran Self Storage              250          6,892          5,359
      Home Properties of New York      200          5,623          6,000
                                                ---------       --------
                                                   12,515         11,359
   Electronic Components - 4.6%
      Astronics Corporation            605          5,021          5,596
      Paxar Corporation                500          4,192          5,969
                                                 ---------       --------
                                                    9,213         11,565
   Computer Software - 8.8%
      Comptek Research, Inc.           700          4,971         12,425
      Network Associates, Inc.         200          5,800          4,075
      Veramark Tech, Inc.            1,500          9,782          5,719
                                                 ---------       --------
                                                   20,553         22,219
   Industrial Materials - 1.0%
      Servotronics, Inc.               600          5,624          2,400

   Chemical - 3.6%
      CPAC, Inc.                     1,200          7,236          9,000

   Railroads - 5.3%
      Genessee & Wyoming, Inc.         800          9,941         13,400

   Food & Beverages - 2.0%
      Canandaigua Brands, Inc.         100          5,018          5,044

   Tobacco Products - 2.1%
      Phillip Morris, Inc.             200          4,892          5,313

   Leisure & Recreational - 5.3%
      Mattel, Inc.                   1,000         14,245         13,187

   Retail - Specialty - 3.3%
      Lowes Companies, Inc.            200          8,380          8,213

   Metal Fabrication and Hardware - 1.5%
      Graham Corp.                     500          3,798          3,813

   Computer Services - 0.6%
      Computer Task Group, Inc.        300          7,064          1,519

   Office Equipment - 3.7%
      Xerox Corporation                450         12,059          9,337

   Manufacturing - 2.5%
      Mark IV Industries, Inc.         300          6,462          6,262

   Computer Distributors - 4.1%
      Ingram Micro, Inc.               600         10,909         10,462

   Commercial Services - 3.7%
      Paychex, Inc.                    225          4,413          9,450

   Telecommunications Equipment - 2.3%
      Motorola, Inc.                   200          6,005          5,813

   Telecommunications Services - 6.8%
      AT&T Corporation                 250          8,280          7,906
      Worldcom, Inc.                   200          7,555          9,175
                                                   -------        -------
                                                   15,835         17,081

   Environment Services - 1.8%
      Sevenson Environmental Srvs, Inc 400          5,071          4,400

   Furniture - 1.6%
      Bush Industries, Inc.            250          6,263          4,000

   Broadcasting - 1.9%
      Adelphia Communications Corp     100          4,136          4,687

   Industrial Services - 1.0%
      American Locker Group, Inc.      400          2,544          2,550

   Machinery - 0.5%
      Columbus McKinnon Corporation    100          2,344          1,387

   Utilities - 2.7%
      Rochester Gas & Electric         300          6,255          6,675
                                                ---------      ---------
TOTAL COMMON STOCK                              $ 251,757      $ 251,646
                                                =========      =========


        The accompanying notes are an integral part of these statements.

                            WESTERN NEW YORK SERIES
                     (A SERIES WITHIN BULLFINCH FUND, INC.)
                            STATEMENTS OF OPERATIONS
               FOR THE YEARS ENDED JUNE 30, 2000 AND 1999 AND
              FOR THE PERIOD FROM INCEPTION (SEPTEMBER 29, 1997)
                               TO JUNE 30, 1998

                                         2000        1999        1998
INVESTMENT INCOME:
   Dividends                          $ 4,848     $  2,904   $   1,705
   Interest                                 -            -       1,121
                                     ---------------------------------
                                        4,848        2,904       2,826
                                     ----------------------------------
EXPENSES:
   Management Fees                      2,980       2,042       1,214
   Reimbursement of Management Fees    (5,306)     (5,924)     (3,016)
   Legal and Professional               4,000       3,750       3,000
   Directors' Fee                         600         600         300
   Amortization                           778         776         324
   Fidelity Bond                          490         458         230
   Taxes                                  472         382         238
   Registration Fees                      462         607         341
   Bank Service Charges                   340         767           -
   Dues and Subscriptions                  96          71           -

                                      -------------------------------
                                        4,912       3,529       2,631
                                      -------------------------------
Investment income (loss) - net            (64)       (625)        195
                                      -------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS:
   Realized gain (loss) from
     securities transactions             (359)     (2,829)          -
   Unrealized appreciation (depreciation)
     during the period                 15,314     (18,496)      3,071
                                     --------------------------------
   Net gain (loss) on investments      14,955     (21,325)      3,071
                                    ---------------------------------

INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS          $14,891    $(21,950)   $  3,266
                                   ===================================

        The accompanying notes are an integral part of these statements.


                           WESTERN NEW YORK SERIES
                    (A SERIES WITHIN BULLFINCH FUND, INC.)
                      STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED JUNE 30, 2000 AND 1999 AND
             FOR THE PERIOD FROM INCEPTION (SEPTEMBER 29, 1997)
                              TO JUNE 30, 1998

                                              2000       1999        1998
DECREASE IN NET ASSETS FROM OPERATIONS:
   Investment income (loss) - net           $  (64)  $   (625)   $    195
   Net realized gain (loss) from
     securities transactions                  (359)    (2,829)          -
   Net change in unrealized appreciation
      (depreciation) of investments         15,314    (18,496)      3,071
                                          ---------------------------------

Increase (decrease) in net assets from
operations                                  14,891    (21,950)      3,266


CAPITAL SHARE TRANSACTIONS :
  Sales (225.479; 11,777.098; and
         16,850.33 shares)                   2,000    108,178     172,964
  Redemptions (470.420; 2,458.779;
         and 0 shares)                      (4,497)   (20,254)         -
                                           -------------------------------
       Total capital share transactions     (2,497)    87,924     172,964
                                           -------------------------------
       Increase in net assets               12,394     65,974     176,230



NET ASSETS:
   Beginning of period                     242,204    176,230         -
                                        ---------------------------------
   End of period                          $254,598   $242,204    $176,230
                                        =================================

        The accompanying notes are an integral part of these statements.

                           WESTERN NEW YORK SERIES
                     (A SERIES WITHIN BULLFINCH FUND, INC.)
                        NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000


(1)   The Organization

      The Western New York Series (the "Series") is a series of the Bullfinch Fund, Inc. (the "Fund") which was organized as a corporation in Mary-land on January 29, 1997 as an open-end, non-diversified management investment company under the Investment Company Act of 1940. On September 29, 1997, the Fund sold 10,500 shares of the
      Series to its initial investor for $105,000.

      The investment objective of the Series is to seek capital appreciation through the investment in common stock of companies with an important economic presence in the Greater Western New York Region. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

(2)   Summary of Significant Accounting Policies

      Cash -

      Cash consists of amounts deposited in money market accounts and is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

      Security Valuation -

      The Series records its investments at fair value.

      Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market sec-urities are valued at amortized cost which approximates market value.

      Federal Income Taxes -

      For federal income tax purposes, the Series expects to continue to qualify as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gains) to its shareholders and complying with other requirements for regulated investment companies. Therefore, no provision for income taxes is required.

      Organization Expenses -

      Organization expenses are being amortized over a 60-month period.

      The Series' initial shareholder has agreed that if any of the initial shares are redeemed during the first 60 months of the Series' operations by any holder thereof, the proceeds of the redemption will be reduced by the pro rata share of the unamortized organization expenses as of the date of the redemption. The pro rata share by which the redemption proceeds shall be reduced shall be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of the redemption.

      Distributions to Shareholders -

      The Series has distributed its net investment income and net realized capital gains to its shareholders on June 30, 1998 in the form of a stock dividend equal to 17.737 shares of stock.

      Other -

      The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determin-ing gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

      Estimates -

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


(3)   Investments

      For the year ended June 30, 2000, the Series purchased $122,072 of common stock. During the same period, the Series sold $56,388 of common stock.

      For the year ended June 30, 1999, the Series purchased $77,365 of common stock. During the same period, the Series sold $24,463 of common stock.

      For the period ended June 30, 1998, the Series purchased $98,879 of U.S. Government obligations and $136,357 of common stock.

      At June 30, 2000, the gross unrealized appreciation for all securities totaled $32,853 and the gross unrealized depreciation for all securities totaled $32,964, or a net unrealized depreciation of $111. The aggre-gate cost of securities for federal income tax purposes at June 30, 2000 was $251,757.

      At June 30, 1999, the gross unrealized appreciation for all securities totaled $12,525 and the gross unrealized depreciation for all securities totaled $27,950, or a net unrealized depreciation of $15,425. The aggre-gate cost of securities for federal income tax purposes at June 30, 1999 was $186,431.

      At June 30, 1998, the gross unrealized appreciation for all securities totaled $16,011 and the gross unrealized depreciation for all securities totaled $12,940, or a net unrealized appreciation of $3,071. The aggre-gate cost of securities for federal income tax purposes at June 30, 1998 was $136,357.

(4)   Investment Advisory Agreement

      Carosa, Stanton & DePaolo Asset Management, LLC serves as investment advisor to the Fund pursuant to an investment advisory agreement which was approved by the Fund's board of directors. Carosa, Stanton &
      DePaolo Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment advisory agreement provides that Carosa, Stanton & DePaolo Asset Management, LLC, subject to the supervision and approval of the Fund's board of directors, is responsible for the day-to-day management of the Fund's portfolio which includes selecting investments and handling its business affairs.

      As compensation for its services to the Fund, the investment advisor re-ceives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees will be reduced by any sub-transfer agent fees incurred by the Fund.

      Carosa, Stanton & DePaolo Asset Management, LLC has agreed to forego sufficient investment advisory fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.


(5)   Capital Share Transactions

      The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. Each share has equal dividend, distribution and liquid-ation rights. Transactions in capital stock of the Series were as follows:

                                                    Shares          Amount
      Shares sold during 1998                   16,850.330     $   172,964
      Shares issued in 6/30/98 stock dividend       17.737               -
                                                ----------     -----------
                                                16,868.067         172,964
                                                ----------     -----------
      Shares sold during 1999                   11,777.098         108,178
      Shares redeemed during 1999               (2,458.779)        (20,254)
                                                ----------     -----------
                                                 9,318.319          87,924
                                                ----------     -----------
      Shares sold during 2000                      225.479           2,000
      Shares redeemed during 2000                 (470.420)        ( 4,497)
                                                ----------     -----------
                                                  (244.941)        ( 2,497)
                                                ----------     ----------

                                                25,941.445     $   258,391
                                                ==========     ===========





                            WESTERN NEW YORK SERIES
                    (A SERIES WITHIN BULLFINCH FUND, INC.)
                    FINANCIAL HIGHLIGHTS AND RELATED RATIOS/
                   SUPPLEMENTAL DATA FOR A SHARE OUTSTANDING
              FOR THE YEARS ENDED JUNE 30, 2000 AND 1999 AND
              FOR THE PERIOD FROM INCEPTION (SEPTEMBER 29, 1997)
                              TO JUNE 30, 1998

                                           2000        1999         1998
NET ASSET VALUE, beginning of period    $   9.25    $  10.45     $ 10.00
                                        ---------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
    Net investment income (loss)             -         (0.05)        .02

    Net gain (loss) on securities both
      realized and unrealized                .56       (1.15)        .44
                                          -------------------------------
                                             .56       (1.20)        .46
                                         ---------------------------------
STOCK DIVIDEND                                -            -        (.01)
                                         ---------------------------------
NET ASSET VALUE, end of period          $   9.81      $  9.25     $ 10.45
                                      ====================================

NET ASSETS, end of period              $ 254,598    $ 242,204   $ 176,230
                                      ====================================


                                            Actual         Actual     Actual*
RATIO OF EXPENSES TO AVERAGE NET ASSETS       2.0%          2.0%       2.0%*

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS                           (0.0%)        (0.4%)      0.2%*

PORTFOLIO TURNOVER RATE                      23.5%         13.9%         -

* The ratios presented were calculated using operating data for the nine month period from inception (September 29, 1997) to June 30, 1998.


        The accompanying notes are an integral part of these statements.

                        FORM N-1A
                PART C - OTHER INFORMATION


          Contents                                          Page #

Item 23.  Financial Statements & Exhibits                        1

Item 24.  Persons Controlled by or Under Common Control          9

Item 25.  Indemnification                                        9

Item 26.  Business and Other Connections of Investment Adviser   9

Item 27.  Principal Underwriters                                 9

Item 28.  Location of Accounts & Records                         9

Item 29.  Management Services                                    10

Item 30.  Undertakings                                           10

          Signatures                                             11

          Exhibits                                               12

Item 23. Financial Statements and Exhibits
(a) (1) Articles of Incorporation
    (2) Articles of Amendment
(b)     By-laws
(c)     Instruments Defining Rights of Security Holders - None
(d)     Investment Advisory Contracts
(e)     Underwriting Contracts - None
(f)     Bonus or Profit Sharing Contracts - None
(g)     Custodian Contracts
(h)     Other Material Contracts - None
(i)     Legal Opiniion
(j)     Other Opinions
(k)     Omitted Financial Statements - None
(l)     Initial Capital Agreements - None
(m)     Rule 12b-1 Plan - None
(n)(i)  Financial Data Schedule - Unrestricted Series
        Item Number             Item Description
        6-03-                   Investments - costs                 $1,046,770
        6-04-4                  Investments                         $1,089,020
        6-04-6                  Receivables                         $    2,717
        6-04-8                  Other assets                        $    2,288
        **                      Balancing amt. to total assets
        6-04-9                  Total assets                        $1,094,025
        6-04-                   Accounts payable                    $        0
        6-04-13                 Senior L/T debt
        **                      Balancing amt. to tot. liab.
        6-04-14                 Total liabilities                   $    6,372
        6-04-16                 Senior equity securities            $        0
        6-04-16                 Paid-in-capital common              $1,070,555
        6-04-16                 No. of shares - current                 96,073
        6-04-16                 No. of shares - prior                   80,537
        6-04-17(a)              Accumulated undistributed net      ($   25,152)
        **                      investment income(current)
        **                      over distribution of net
        **                      investment income                         0.00%
        6-04-17(b)              Accumulated undistributed net       $        0
        **                      realized gains (losses)
        **                      over distribution of net
        **                      realized gains                            0.00%
        6-04-17(c)              Accumulated net unrealized          $   42,250
        **                      appreciation (depreciation)
        6-04-19                 Net assets                          $1,087,653
        6-07-1(a)               Dividend income                     $   22,196
        6-07-1(b)               Interest income                     $        0
        6-07-1(c)               Other income
        6-07-02                 Expenses - net                      $   19,546
        6-07-06                 Net investment income(loss)         $    2,650
        6-07-7(a)               Realized gains(losses) on           $   95,873
        **                      investments
        6-07-7(b)               Net increase(decrease) in          ($   10,427)
        **                      appreciation(depreciation)
        6-07-09                 Net increase(decrease) in           $   88,096
        **                      net assets resulting from
        **                      operations
        6-09-2                  Net equalization charges
        **                      and credits
        6-09-3(a)               Distributions from net              $     2,650
        **                      investment income
        6-09-3(b)               Distributions from                  $    96,287
        **                      realized gains
        6-09-3(c)               Distributions from                  $         0
        **                      other sources
        6-09-4(b)               Number of shares sold                   140,586
        6-09-4(b)               Number of shares redeemed                55,077
        6-09-4(b)               Number of shares issued -                85,509
        **                      reinvestment
        6-09-5                  Total increase(decrease)                173,605
        6-09-7                  Accumulated undistributed
        **                      net investment income(prior)
        6-09-7(b)               Accumulated undistributed
        **                      net realized gains(prior)
        **                      Overdistribution of net
        **                      investment income(prior)
        **                      Overdistribution of net
        **                      realized gains(prior)
                                Form N-1A
        3(a)                    NAV/share - beginning               $    11.35
        3(a)                    Net investment income/share               0.03
        3(a)                    Net realized & unrealized                 1.07
        **                      gain(loss)/share
        3(a)                    Dividends/share - investment income      (0.03)
        3(a)                    Distributions/share - realized gains      1.10
        3(a)                    Per share returns of capital
        **                      and other distributions
        3(a)                    NAV/share - ending                       11.32
        3(a)                    Ratio of expenses to                       2.0%
        **                      average net assets
        3(b)                    Average debt outstanding                     0
        3(b)                    Average debt outstanding/share               0%
(n)(ii) Financial Data Schedule - Western New York Series
        Item Number             Item Description
        6-03-                   Investments - costs                 $  252,918
        6-04-4                  Investments                         $  252,807
        6-04-6                  Receivables                         $    5,662
        6-04-8                  Other assets                        $    2,362
        **                      Balancing amt. to total assets
        6-04-9                  Total assets                        $  260,831
        6-04-                   Accounts payable                    $    6,233
        6-04-13                 Senior L/T debt
        **                      Balancing amt. to tot. liab.
        6-04-14                 Total liabilities                   $    6,223
        6-04-16                 Senior equity securities            $        0
        6-04-16                 Paid-in-capital common              $  258,577
        6-04-16                 No. of shares - current                 25,941
        6-04-16                 No. of shares - prior                   26,186
        6-04-17(a)              Accumulated undistributed net      ($    3,868)
        **                      investment income(current)
        **                      over distribution of net
        **                      investment income                         0.00%
        6-04-17(b)              Accumulated undistributed net       $        0
        **                      realized gains (losses)
        **                      over distribution of net
        **                      realized gains                            0.00%
        6-04-17(c)              Accumulated net unrealized         ($      111)
        **                      appreciation (depreciation)
        6-04-19                 Net assets                          $  254,598
        6-07-1(a)               Dividend income                     $    4,848
        6-07-1(b)               Interest income                     $        0
        6-07-1(c)               Other income
        6-07-02                 Expenses - net                      $    4,912
        6-07-06                 Net investment income(loss)        ($       64)
        6-07-7(a)               Realized gains(losses) on          ($      359)
        **                      investments
        6-07-7(b)               Net increase(decrease) in           $   15,314
        **                      appreciation(depreciation)
        6-07-09                 Net increase(decrease) in           $   14,891
        **                      net assets resulting from
        **                      operations
        6-09-2                  Net equalization charges
        **                      and credits
        6-09-3(a)               Distributions from net              $        0
        **                      investment income
        6-09-3(b)               Distributions from                  $        0
        **                      realized gains
        6-09-3(c)               Distributions from
        **                      other sources
        6-09-4(b)               Number of shares sold                      225
        6-09-4(b)               Number of shares redeemed                  470
        6-09-4(b)               Number of shares issued -                    0
        **                      reinvestment
        6-09-5                  Total increase(decrease)
        6-09-7                  Accumulated undistributed
        **                      net investment income(prior)
        6-09-7(b)               Accumulated undistributed
        **                      net realized gains(prior)
        **                      Overdistribution of net
        **                      investment income(prior)
        **                      Overdistribution of net
        **                      realized gains(prior)
                                Form N-1A
        3(a)                    NAV/share - beginning               $     9.25
        3(a)                    Net investment income/share               0.00
        3(a)                    Net realized & unrealized                 0.56
        **                      gain(loss)/share
        3(a)                    Dividends/share - investment income       0.00
        3(a)                    Distributions/share - realized gains      0.00
        3(a)                    Per share returns of capital
        **                      and other distributions
        3(a)                    NAV/share - ending                        9.81
        3(a)                    Ratio of expenses to                      2.0%
        **                      average net assets
        3(b)                    Average debt outstanding                    0
        3(b)                    Average debt outstanding/share              0%
(o)     Rule 18f-3 Plan - None

All exhibits believed to be applicable to the Fund are incorporated by reference to post-effective Amendment No. 6 or one of the post-effective amendments of the Registration Statement Under The Securities Act of 1933 and the Registration Statement Under The Investment Company Act of 1940.

Item 24. Persons Controlled by or Under Common Control - See Major Shareholders Part B.

Item 25. Indemnification - Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being regist-ered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be gov-erned by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser - the activity of Carosa, Stanton & DePaolo Asset Management, LLC at the present time is performance under the terms of the Investment Management Agreement currently effective between Carosa, Stanton & DePaolo Asset Management, LLC and the BULLFINCH FUND, Inc. Mr. Christopher Carosa, Mr. Gordon R. Stanton, and Mr. Bradford L. McAdam are the sole mem-bers of the Investment Adviser. Mr. Carosa is also Executive Direct-or of CTO Research Associates, a research and consulting firm. Mr. Stanton is also a sales rep with Brown Harris Stevens Residential.

Item 27.  Principal Underwriters - the Fund acts as its own underwriter.

Item 28. Location of Accounts & Records - all Fund records, including all accounts, books and other documents required to be maintained by
          Section 31(a) of the 1940 Act and the Rules promulgated thereunder, are held in corporate headquarters - 2 Lantern Lane, Honeoye Falls, New York 14472. All assets and securities of the Series are in account at Charles Schwab & Co. Inc, The Schwab Building, 101 Montgomery Building, San Francisco, CA 94104.

Item 29.  Management Services - Not applicable

Item 30.  Undertakings - Not applicable



     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Invest-ment Company Act of 1940, the BULLFINCH FUND, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Mendon and State of New York, on the 30th day of October 3000.


                                                  BULLFINCH FUND, INC.


                                                  Christopher Carosa,
                                                  President



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following person in the capacities and on the date indicated.



Christopher Carosa         President, Treasurer and Director        10-30-00


Gordon R. Stanton          Vice President and Director              10-30-00


William E. J. Martin       Director                                 10-30-00


Thomas Midney              Director                                 10-30-00


Michael J. Morris          Director                                 10-30-00


Michael W. Reynolds        Director                                 10-30-00


Betsy K. Carosa            Secretary                                10-30-00